                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:

/ /  Preliminary proxy statement

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  BORDEN, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  BORDEN, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
       Not Applicable

(2) Aggregate number of securities to which transaction applies:
       Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       Not Applicable

(4) Proposed maximum aggregate value of transaction:
       Not Applicable

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
       Not Applicable

(2) Form, schedule or registration statement no.:
       Not Applicable

(3) Filing party:
       Not Applicable

(4) Date filed:
       Not Applicable

BORDEN, INC.
180 EAST BROAD STREET, COLUMBUS, OHIO 43215

                                                                   April 8, 1994

TO OUR BORDEN SHAREHOLDERS:

     The Annual Meeting of Shareholders of Borden, Inc. will be held on Friday, May 20, 1994 in Morristown, New Jersey. Details with respect to the meeting itself, nominees for Directors and the proposals to be considered at the meeting are presented in the Notice of Meeting and Proxy Statement on the following pages.

     In addition to the Annual Meeting formalities, we plan to report to the shareholders generally on the Company and its operations, and will also be pleased to answer shareholders' questions relating to the Company. A report on the Annual Meeting will be mailed to our shareholders with the June dividend check.

     We urge you to attend this meeting in person. If this is not feasible for you, we urge you to be represented by proxy. For this purpose, please sign the enclosed proxy card and mail it promptly in the envelope which is provided for your convenience.

     On behalf of your Borden Board of Directors and management, it is our pleasure to express our appreciation for your support during 1993 and also for your continued demonstration of loyalty to Borden products.

                                   Cordially,

                                   [sig cut]

                                 FRANK J. TASCO
                             Chairman of the Board

                                   [sig cut]

                                ERVIN R. SHAMES
                                 President and
                            Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Annual Meeting of Shareholders of Borden, Inc., a New Jersey corporation, will be held on Friday, May 20, 1994, at 11:00 A.M. at the Governor Morris Hotel, 2 Whippany Road, Morristown, New Jersey 07960, for the following purposes:

         (a) election of eight Directors of the Company;

         (b) ratification of selection of independent auditors; and

         (c) transaction of such other business, including proposals to adopt new stock option and management incentive plans, as may properly come before the meeting.

     Only shareholders of record at the close of business on April 6, 1994, will be entitled to vote at the meeting notwithstanding any subsequent transfer of stock.

     If you do not plan to be present in person, please complete and sign the enclosed form of proxy and return it promptly in the enclosed permit-stamped envelope addressed to the Company's proxy tabulator, The Bank of New York.

                                          PAUL J. JOSENHANS
                                            Secretary

180 East Broad Street
Columbus, Ohio 43215
April 8, 1994

                                  BORDEN, INC.
                             180 EAST BROAD STREET
                              COLUMBUS, OHIO 43215

                                PROXY STATEMENT

                                                                   APRIL 8, 1994

- - --------------------------------------------------------------------------------

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of the Company. If you do not expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes.

It is the general policy of the Company that all shareholder proxies, ballots and voting materials that identify the particular vote of a shareholder will be held confidential and not be disclosed to the Company except where required by law or as expressly requested by the shareholder. So as not to impair communications of shareholders to the Company, proxies or other written materials that contain shareholder comments will be forwarded to the Company. Vote tabulators and inspectors of election shall be independent and shall not be employees of the Company. In the event of a contested proxy solicitation, the Company may suspend this policy if the opposing party does not agree to equivalent confidentiality provisions.

REVOCATION OF PROXY

If, after sending in your proxy, you desire to revoke your proxy for any reason, you may do so by notifying the Secretary of the Company in writing of such revocation or by properly executing and timely submitting a later-dated proxy at any time prior to the voting of the proxy at the meeting, or by attending the meeting and voting by written ballot.

RECORD DATE

Shareholders of record at the close of business on April 6, 1994 will be entitled to vote at the meeting.

VOTING SECURITIES

On December 31, 1993, there were 141,358,035 shares of Common Stock and 6,989 shares of Preferred Stock, Series "B", of the Company which constituted all of its outstanding voting securities. Each share as of the record date is entitled to one vote.

ACTIONS TO BE TAKEN
UNDER THE PROXY

Unless otherwise directed by the giver of the proxy, your shares will be voted by the Proxy Committee named on the Proxy Card as follows:

     (a) for the election of eight Directors;

     (b) for ratification of the selection of Price Waterhouse as the Company's independent auditors;

     (c) for the adoption of the following compensation plans:

          1. 1994 Stock Option Plan

          2. 1994 Management Incentive Plan

     (d) on such other business as may properly come before the meeting, in accordance with the judgment of the Proxy Committee.

A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business.

Shares underlying a proxy marked "abstain" on a matter will be considered to be represented at the meeting for quorum purposes.

Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters would be considered to be present at the meeting for quorum purposes, but will be considered to be voted only as to those matters actually voted, and will not be considered for any purpose as to the matters with respect to which a beneficial holder has not provided voting instructions and the nominee has not been permitted to cast a vote by law or by New York Stock Exchange regulations (commonly referred to as "broker non-votes").

The affirmative vote of a majority of the votes cast is required for adoption of each of the proposals referred to in (a) through (c) above. However, to qualify each of the Plans proposed in (c) above so that grants of stock or options to executive officers of the Company under the Plans will be "exempt transactions" pursuant to SEC Rule 16b-3, the affirmative votes of holders of a majority of the shares present or represented and entitled to vote is required.

For the election of Directors and the ratification of the selection of the Company's independent auditors, abstentions and broker non-votes shall be treated as present at the meeting, but will not be treated as votes cast. Thus for such purposes, abstentions and broker non-votes will have no effect on the outcome of the vote.

For approval of the Stock Option Plan and the Management Incentive Plan, abstentions will be treated as shares present and entitled to vote and therefore will have the effect of a "no" vote while broker non-votes are not considered shares entitled to vote and, therefore, will have no effect on the outcome of the vote.

ELECTION OF DIRECTORS

The By-Laws provide for the annual election of a Board of eight Directors. The names of eight nominees for election as Directors are being submitted for consideration by the shareholders. All of the nominees are presently Directors and all have been elected by the shareholders at prior meetings, except for Dean Sexton who was elected by the directors in February 1994, and Mr. Shames who was elected by the directors in June 1993. The proxies solicited herein will be voted for these eight nominees unless otherwise directed.

  Should any nominee named herein for election as a Director become unavailable for any reason, it is intended that your shares will be voted for the election in his or her stead of such other person or persons as the Board may recommend.
Each of the nominees has consented to serve if elected.
- - --------------------------------------------------------------------------------

                             FREDERICK E. HENNIG
                               Age--61
                               Director since 1990
                               President and Chief Operating Officer of Woolworth
                               Corporation, formerly F.W. Woolworth Co. (retail
                               merchandising), since 1987. He is a Director of Woolworth and is a member of the Canadian-American Committee of the National
                               Planning Association. He is a member of the Committee on
                               Officers' Compensation and of the Executive, Audit and
                               Nominating Committees of the Borden Board.
                             WILBERT J. LEMELLE
                               Age--62
                               Director since 1987
                               President, Phelps-Stokes Fund (educational foundation) since
                               June 1990. He was President of Mercy College from 1985 to
                               1990. He is a former Ambassador to Kenya and to The
                               Seychelles. He is a Director of the Council of American
                               Ambassadors, the Carnegie Endowment for International Peace,
                               the Chase Manhattan Metro North Advisory Board, and the Public
                               Broadcast Service (PBS). He is also a Trustee of the Woodrow
                               Wilson Foundation and a member of the Council on Foreign
                               Relations. He is Chairman of the Audit Committee and a member of the Executive and Nominating Committees and of the
                               Committee on Officers' Compensation of the Borden Board.
                             ROBERT P. LUCIANO
                               Age--60
                               Director since 1989
                               Chairman of the Board and Chief Executive Officer of
                               Schering-Plough Corporation (pharmaceuticals and consumer
                               products) since January 1984. He joined Schering-Plough in
                               July 1978 and has been Executive Vice President
                               (pharmaceutical operations), President and Chief Operating
                               Officer, and President and Chief Executive Officer. He is a
                               Director of Schering-Plough Corporation, C. R. Bard, Inc.,
                               AlliedSignal Inc. and Merrill Lynch & Co., Inc. He is Chairman
                               of the Nominating Committee and a member of the Audit and
                               Executive Committees and of the Committee on Officers'
                               Compensation of the Borden Board.

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

                             H. BARCLAY MORLEY
                               Age--64
                               Director since 1992
                               Former Chairman of the Board and Chief Executive Officer of
                               Stauffer Chemical Company. He was its Chief Executive Officer
                               from 1974 to 1985. He joined Stauffer in 1962 and has been an
                               Executive Vice President, President and Chief Operating
                               Officer and a Director of that Company. He is a Director of
                               Schering-Plough Corporation, Champion International
                               Corporation, American Maize-Products Company and The Bank of
                               New York Company, Inc. He is Chairman of the Committee on
                               Officers' Compensation and a member of the Executive,
                               Nominating and Pension Committees of the Borden Board.
                             JOHN E. SEXTON
                               Age--51
                               Elected in 1994
                               Dean, New York University School of Law since 1988. He began teaching at New York University School of Law in 1981,
                               becoming a Professor of Law in 1984, specializing in the area of Civil Procedure, Constitutional Law and Religion and Law.
                               He is presently serving as a Special Master in connection with the Love Canal litigation and the Drexel Burnham litigation, and is on the American Arbitration Association's Panel of
                               Neutral Arbitrators for Complex Cases. He is Director of the
                               Fund for Modern Courts and a member of the Board of Trustees of the New York University Law Center Foundation.
                             ERVIN R. SHAMES
                               Age--53
                               Director since 1993
                               President and Chief Operating Officer of the Company since
                               June 28, 1993 and Chief Executive Officer since December 9,
                               1993. He was President and Chief Executive Officer of the
                               Stride Rite Corporation from June 1990 to June 1993 and
                               Chairman of the Board from June 1992 to June 1993. From
                               November 1989 until June 1990, he was Chairman of the Board,
                               President and Chief Executive Officer of the Kendall Corpora-
                               tion. Prior to that, he held the office of President of Kraft
                               USA from February 1989 to August 1989 and was President and
                               Chief Executive Officer of General Foods USA from 1986 to
                               January 1989. He is also a Director of First Brands
                               Corporation. He is a member of the Executive and Pension
                               Committees of the Borden Board.

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

                             PATRICIA CARRY STEWART
                               Age--65
                               Director since 1976
                               Retired Vice President, the Edna McConnell Clark Foundation
                               (charitable foundation). Director of Bankers Trust Company,
                               Continental Corporation and Melville Corporation. She is also
                               Vice Chair of the Board of Trustees of Cornell University, a
                               member of the Cornell University Medical College Board of
                               Overseers and a Director Emeritus of the Investor
                               Responsibility Research Center. She is also a member of the
                               Council on Foreign Relations and a director of the Community
                               Foundation for Palm Beach and Martin Counties. She is Chair of
                               the Pension Committee and a member of the Executive, Audit and
                               Nominating Committees of the Borden Board.
                             FRANK J. TASCO
                               Age--66
                               Chairman since December 1993 and a
                               Director since 1988
                               Chairman of the Board of the Company since December 9, 1993.
                               He was Chairman and Chief Executive Officer of Marsh &
                               McLennan Companies, Inc. (insurance/reinsurance broking,
                               consulting, investment management) from 1986 until his
                               retirement in May 1992. Chairman of the Executive Committee of
                               the Marsh & McLennan Board since May 1992. He was elected
                               President and Chief Operating Officer in 1984. He is also a
                               Director of The Travelers, Inc. (formerly Primerica
                               Corporation) and the New York Telephone Company, Chairman of
                               the Phoenix House Foundation and a Trustee of New York
                               University. He is Chairman of the Executive Committee and a
                               member of the Pension Committee of the Borden Board.

- - --------------------------------------------------------------------------------

OWNERSHIP BY MANAGEMENT
OF EQUITY SECURITIES

There is shown below, as reported to the Company, information as of March 4, 1994, as to beneficial ownership of equity securities of the Company, for each Director, for each Named Executive Officer and for all Directors and Executive Officers as a group.

                             NUMBER OF
                             SHARES OF
                              COMMON
                             STOCK(1)
                             BENEFICIALLY  PER CENT
          NAME               OWNED(2)      OWNED(4)
- - -------------------------    ---------     --------
DIRECTORS
 Frederick E. Hennig.....        4,486(3)
 Wilbert J. LeMelle......          987(3)
 Robert P. Luciano.......        1,000
 H. Barclay Morley.......        1,000
 John E. Sexton..........          100
 Ervin R. Shames.........       30,100
 Patricia Carry
   Stewart...............        1,200
 Frank J. Tasco..........       13,025(3)
NAMED EXECUTIVE OFFICERS
 Anthony S. D'Amato......      583,606
 Lawrence O. Doza........      181,836
 Jon G. Hettinger........      155,549
 Allan L. Miller.........      216,608
 Joseph M. Saggese.......      145,976
 George J. Waydo.........      182,162
ALL DIRECTORS & EXECUTIVE
OFFICERS AS A GROUP (17)     1,659,489        1.2%

- - ---------------

(1) None of the Directors or Executive Officers held any Series B Preferred Stock as of December 31, 1993.

(2) Includes deferred shares earned pursuant to the Management Incentive Plan, shares held in the Retirement Savings Plan (RSP), Directors' deferred compensation share equivalents, shares under the Executives Supplemental Pension Plan (ESPP) and also shares allocated under the Employees Stock Ownership Plan (ESOP). Shares in the RSP will be voted in the same proportion as the shares allocated to employees are voted by employees in the ESOP. Also includes 30,000 shares of restricted stock granted to Mr. Shames under the 1994 Stock Option Plan contingent upon shareholder approval. Also includes shares that can be acquired within 60 days, pursuant to outstanding employee stock options, which total 513,000 shares for A. S. D'Amato, 125,700 shares for L. O. Doza, 151,200 shares for J. G. Hettinger, 140,100 shares for A. L. Miller, 117,200 shares for J. M. Saggese, 152,500 shares for G.J. Waydo, and 1,282,800 shares for all Directors and Executive Officers as a group.

(3) Member of Dividend Reinvestment Plan.

(4) The percentage owned has been indicated where the percentage exceeds 1.0% and has been determined, pursuant to Rule 13d-3 under the Securities and Exchange Act, by dividing the number of shares owned by the number of shares of common stock of the Company outstanding as of December 31, 1993.

PERSONNEL AND FUNCTIONS OF BOARD
COMMITTEES

The By-Laws provide for five committees of the Board of Directors, namely, the Executive, Audit, Nominating and Pension Committees and the Committee on Officers' Compensation.

  The Executive Committee consists of F. J. Tasco, Chairman, E. R. Shames and five non-employee Directors.

  The By-Laws provide that the Executive Committee may undertake those general or special duties assigned to it by the Board subject to the laws of the State of New Jersey which prohibit its amending By-Laws, electing or appointing Directors, removing Officers or Directors, submitting matters for shareholder approval, or amending or repealing resolutions previously adopted by the Board which by their terms are amendable or repealable only by the Board. The Committee may exercise the powers of the Board in its absence when time is of the essence. The Executive Committee did not meet in 1993.

  The Audit Committee consists of four non-employee Directors. The Audit Committee met three times in 1993.

  This Committee reviews management's selection of an accounting firm to conduct the annual audit of the Company's financial statements, reviews audit reports and recommendations, reviews the scope and adequacy of the internal auditing program and, from time to time, reports its findings to the Board.

  In connection with its examination of the consolidated financial statements for the year ended December 31, 1993, Price Waterhouse reviewed unaudited quarterly financial information, examined the separate financial statements of certain foreign subsidiaries, and reviewed various reports filed with the Securities and Exchange Commission. In addition to these audit-related services, Price Waterhouse examined the financial statements of the Company's pension and welfare plans and furnished various other services, including income tax and management consulting services.

  The Nominating Committee consists of five non-employee Directors. Created in November 1993, the Committee met in February 1994 to review and propose nominees for election as directors.

  The Committee reviews and determines the qualifications of potential Directors, makes recommendations with respect to the composition of the Board, recommends candidates to fill vacancies on the Board and proposes a slate of nominees for election as Directors at each Annual Meeting of Shareholders. The Committee will consider candidates recommended by shareholders. If a shareholder wishes to nominate a candidate to stand for election as a Director at the 1995 Annual Meeting, such nomination should be submitted to the Secretary of the Company, along with a description of the candidate's qualifications and relevant biographical data. The By-Laws provide that such a nomination must be in writing and received by the Secretary between February 20 and March 21, 1995.

  The Committee on Officers' Compensation consists of four non-employee Directors. The Committee met seven times in 1993.

  The Committee considers salaries for Officers of the Company, administers the Management Incentive Plan and the Stock Option Plan, and reviews incentive compensation plans and related subjects.

  The Pension Committee consists of F. J. Tasco, E. R. Shames and two nonemployee Directors. This Committee met three times in 1993.

  The Pension Committee administers the Employees Retirement Income Plan, the retirement savings plans and the Employees Stock Ownership Plan (ESOP), and oversees the investment of various related funds.

COMPENSATION OF DIRECTORS

Each Director who is not currently an employee of the Company is paid a retainer of $28,000 per annum. Every non-employee Director is paid a meeting fee of $1,000 for attendance at each meeting of the Board of Directors. Directors may defer their compensation, in the form of deferred share equivalents, or cash with interest, until retirement from the Board. The Company assumes the payment of premiums for group life insurance in the amount of $100,000 for each non-employee Director, the cost of which in 1993 was $4,048 in the aggregate.

  From December 9, 1993, the Company retained Mr. Tasco as Chairman of the Board, with fixed compensation, in addition to the foregoing compensation as a Director, at the rate of $100,000 per quarter.

  The Company had an agreement with Mr. R. J. Ventres, a former Chairman and Chief Executive Officer, retaining him as a consultant and as Chairman of the Executive Committee from March 1992 until April 1995, with fixed compensation at the rate of $250,000 per annum and limited benefits. Upon his resignation as a Director as of December 31, 1993, such agreement was amended to terminate such compensation at the end of April 1994.

  The Board met thirteen times in 1993. Any Officer of the Company who is also a Director does not receive any compensation for service on the Board of Directors.

  The Board functions in part through its committees. The non-employee members of each of these committees are paid a meeting fee of $1,000 for each committee meeting attended. In addition, a committee chairman who is also a non-employee is paid an annual retainer of $1,000. Excluding Dr. Theodore Cooper, a Director who died in April 1993 after an illness, average Director attendance at Board and committee meetings in 1993 was approximately 98%; and no Director's attendance was below 90%. The committees of the Board held a total of thirteen meetings during 1993.

  Current Directors who are not employees of the Company are also provided upon retirement and attaining age 70 with annual benefits through a funded grantor trust equal to their final annual retainer if they served in at least three plan years. Such benefits continue for up to fifteen years. Retired Directors are also invited to attend up to two Board meetings a year. If they attend, they are paid the usual Directors' meeting fees. These benefits do not apply to Mr. Ventres or Mr. D'Amato.

                             EXECUTIVE COMPENSATION

  The following table provides certain summary information concerning compensation of all individuals serving during the last completed fiscal year as the Company's Chief Executive Officer, the four other most highly compensated
Executive Officers as of December 31, 1993 and one additional former Executive
Officer of the Company (the "Named Executive Officers") for the periods indicated.
- - --------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE
- - --------------------------------------------------------------------------------

                                                                             LONG-TERM COMPENSATION
                                                                      -------------------------------------
                                                                                                   PAYOUTS
                                                                                                  ---------
                                        ANNUAL COMPENSATION                     AWARDS            LONG TERM
                                -----------------------------------   --------------------------  INCENTIVE
                                                          OTHER       RESTRICTED    SECURITIES      PLAN       ALL OTHER
                                                          ANNUAL         STOCK      UNDERLYING     (LTIP)         (9)
   NAME AND PRINCIPAL            SALARY       BONUS    COMPENSATION    AWARD(S)    OPTIONS/LSARS   PAYOUTS    COMPENSATION
        POSITION         YEAR     ($)          ($)         ($)            ($)           (#)          ($)          ($)
- - --------------------------------------------------------------------------------------------------------------------------
E. R. Shames             1993    306,818     200,000(2)      9,065    555,000(3)      200,000         NONE         86,486(4)
  President & Chief
  Executive Officer (1)
J. M. Saggese            1993    364,000        NONE        2,991        NONE          14,000         NONE (5)      35,761
  Executive Vice         1992    325,000      40,000        2,274        NONE          14,000         NONE (6)      40,281
  President & President, 1991    325,000     130,663        3,889        NONE          14,000       54,167 (7)      34,363
  Packaging & Industrial
  Products Division
G. J. Waydo              1993    352,000        NONE        5,489        NONE          14,000         NONE (5)      44,566
  Vice President         1992    335,000        NONE        5,297        NONE          14,000         NONE (6)      63,774
                         1991    335,000     184,295        3,365        NONE          14,000       61,905 (7)      52,607
L. O. Doza               1993    351,000        NONE          442        NONE          10,500         NONE (5)      40,482
  Former Senior Vice     1992    328,000        NONE        2,648        NONE          10,500         NONE (6)      58,718
  President & Chief      1991    328,000     136,202        3,537        NONE          10,500       46,429 (7)      49,462
  Financial Officer (7A)
A. L. Miller             1993    345,000        NONE        2,869        NONE          10,500         NONE (5)      42,559
  Senior Vice President  1992    322,000        NONE        3,337        NONE          10,500         NONE (6)      56,269
  & Chief Administrative 1991    322,000     133,114        3,504        NONE          10,500       46,429 (7)      51,213
  Officer
A. S. D'Amato            1993    777,173        NONE       11,097     175,006(8)       75,000         NONE (5)   4,422,120(11)
  Former Chairman &      1992    725,000        NONE       10,222        NONE            NONE         NONE (6)      93,570
  Chief Executive        1991    600,000     277,950        8,260        NONE         300,000       92,857 (7)      66,688
  Officer(10)
J. G. Hettinger          1993    370,000(12)    NONE        4,049        NONE          15,000         NONE (5)     298,794(13)
  Former Executive Vice  1992    352,000        NONE        2,517        NONE          15,000         NONE (6)      67,309
  President & President, 1991    352,000     187,455        1,499        NONE          15,000       61,905 (7)      55,763
  Grocery Products
  Division

- - ---------------

(1) E. R. Shames became President & Chief Operating Officer 6/28/93 and was appointed Chief Executive Officer 12/9/93. Compensation shown above is for all services rendered in all capacities during 1993.

(2) Bonus guaranteed per employment contract.

(3) Under his employment contract, Mr. Shames was awarded a total of 30,000 shares of restricted stock which vests 25% annually, or 7,500 shares for each completed year of employment, beginning July 1, 1994. Dividends are to be paid on this stock. At 12/31/93, Mr. Shames had a total of 30,000 shares of restricted stock valued at $510,000.

(4) In addition to compensation in footnote 9, includes $60,000 in legal fees associated with his employment contract.

(5) No payments were made for the period 1991-1993.

(6) No payments were made for the period 1990-1992.

(7) Amounts paid for the period 1989-1991.

(7A) Mr. Doza retired effective 3/1/94.

(8) In January 1993 Mr. D'Amato was awarded a total of 6,350 shares of restricted stock which vested on 12/9/93. At 12/31/93 the stock was valued at $107,950.

(9) All other compensation consists of the following:

                                     EXECUTIVE FAMILY          MATCHING
                                         SURVIVOR           CONTRIBUTIONS          CAPITAL
                                      PROTECTION PLAN       (RSP AND ESP)       ACCUMULATION
                            YEAR            (A)                  (B)             ACCOUNT (C)       TOTAL
                            ----     -----------------     ----------------     -------------     -------
     E. R. Shames           1993           13,219                11,167              2,100         26,486
     J. M. Saggese          1993           16,122                15,439              4,200         35,761
                            1992           13,299                22,782              4,200         40,281
                            1991           11,106                19,057              4,200         34,363
     G. J. Waydo            1993           21,495                18,871              4,200         44,566
                            1992           23,223                36,351              4,200         63,774
                            1991           17,995                30,412              4,200         52,607
     L. O. Doza             1993           17,464                18,818              4,200         40,482
                            1992           22,024                32,494              4,200         58,718
                            1991           17,316                27,946              4,200         49,462
     A. L. Miller           1993           19,863                18,496              4,200         42,559
                            1992           20,211                31,858              4,200         56,269
                            1991           19,162                27,851              4,200         51,213
     A. S. D'Amato          1993           31,374                31,593              4,200         67,167
                            1992           39,223                50,147              4,200         93,570
                            1991           26,368                36,120              4,200         66,688
     J. G. Hettinger        1993            8,541                19,836              1,750         30,127
                            1992           25,347                37,762              4,200         67,309
                            1991           19,661                31,902              4,200         55,763

     (a) The Executive Family Survivor Protection Plan provides for a benefit of 2% of annual earnings each year (base pay and short-term incentive bonus) payable at termination, company provided death benefit of one times earnings and the cost of providing a preretirement annuity to a surviving spouse or dependent children upon death of the executive as an employee.

     (b) RSP and ESP refer to the Company's Retirement Savings Plan and executive supplemental benefit plans, respectively.

     (c) The Capital Accumulation Account provides a benefit of $350 per month payable at termination in lieu of certain previously provided medical benefits.

(10) Mr. D'Amato ceased to be CEO effective 12/9/93.

(11) Includes $757,000 paid incident to termination in consideration for waiving certain rights under employment agreement, including the right to options on 100,000 shares of stock; $67,167 as noted in footnote #9; and a total of $3,597,953 consisting of post-termination salary payable through 10/31/97, secretarial services of up to $30,000 per year for two years, and $35,777 in legal fees associated with Mr. D'Amato's termination arrangement. In addition, he is entitled to active employee benefits through 10/31/97 and certain miscellaneous transition expenses. All of the foregoing future payments are contingent upon his continued compliance with the terms of his employment agreement.

(12) Mr. Hettinger resigned position effective 3/1/93. Of the $370,000 shown as salary, $308,333 represents post-termination salary paid in 1993.

(13) Includes $30,127 as noted in footnote #9 and $268,667 of post-termination salary and outplacement-related expenses payable through 8/31/94 contingent upon his continued compliance with the terms of his employment agreement.
     This amount will be reduced if Mr. Hettinger commences other employment after 5/31/94 but before 9/1/94. Mr. Hettinger will continue to receive certain employee benefits described on page 13 which are not currently quantifiable.
- - --------------------------------------------------------------------------------

The following table provides information on option/LSAR grants during 1993 to the Named Executive Officers.
- - --------------------------------------------------------------------------------
                     OPTION/LSAR GRANTS IN LAST FISCAL YEAR
- - --------------------------------------------------------------------------------

                                  INDIVIDUAL GRANTS
- - ---------------------------------------------------------------------------------
                           # OF                                                             POTENTIAL REALIZABLE VALUE AT
                        SECURITIES        % OF TOTAL                                        ASSUMED ANNUAL RATES OF STOCK
                        UNDERLYING       OPTIONS/LSARS                                    PRICE APPRECIATION FOR OPTION TERM
                       OPTIONS/LSAR'S     GRANTED TO       EXERCISE OR                                   (2)
                          GRANTED        EMPLOYEES IN      BASE PRICE      EXPIRATION
         NAME             (#) (1)         FISCAL YEAR       ($/SHARE)         DATE           @ 5% ($)           @ 10% ($)
- - ------------------------------------------------------------------------------------------------------------------
E. R. Shames              200,000             36.8%            17.75       09/27/2003           2,232,000          5,658,000
J. M. Saggese              14,000              2.6%            27.56       01/25/2003             242,620            614,880
G. J. Waydo                14,000              2.6%            27.56       04/30/1994(3)          242,620            614,880
L. O. Doza                 10,500              1.9%            27.56       02/27/1999(4)           98,385            223,230
A. L. Miller               10,500              1.9%            27.56       01/25/2003             181,965            461,160
A. S. D'Amato              75,000             13.8%            27.56       10/31/2002           1,299,750          3,294,000
J. G. Hettinger            15,000              2.8%            27.56       05/31/1994(3)          259,950            658,800

- - --------------------------------------------------------------------------------

(1) Under the company's stock option plan, options have been granted at an exercise price of 100 percent of fair market value. The options are exercisable one year from date of grant and over a period of not more than ten years from the date of grant. Limited stock appreciation rights or LSAR's (rights exercisable only in the event of a change of control) attach to the stock options granted to executive officers. Executive officers were also granted cash-only units, in corresponding numbers and exercise price, exercisable within six months from date of grant after a change in control with provisions to prevent duplication of benefits.

(2) These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on overall market conditions and on the future performance of the company and its common stock. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Unless employment is extended under the terms of their termination arrangements.

(4) Contingent on agreement on separation terms.
- - --------------------------------------------------------------------------------

  The following table provides information on option/LSAR exercises during 1993 by the Named Executive Officers and the value of their unexercised options/LSARS at December 31, 1993.
- - --------------------------------------------------------------------------------
    AGGREGATED OPTION/LSAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                               OPTION/LSAR VALUES
- - --------------------------------------------------------------------------------

                                                                                                   VALUE OF UNEXERCISED
                                                              # OF SECURITIES UNDERLYING               IN-THE-MONEY
                                                             UNEXERCISED OPTIONS/LSARS AT         OPTIONS/LSARS AT FISCAL
                                  SHARES                          FISCAL YEAR END(1)                 YEAR END ($) (2)
                                ACQUIRED ON      VALUE
                                 EXERCISE       REALIZED      --------------------------        --------------------------
            NAME                    (#)           ($)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- - ------------------------------------------------------------------------------------------------------------------
E. R. Shames                         0            N/A                0          200,000                 0            0
J. M. Saggese                        0            N/A          112,800           14,000           131,990            0
G. J. Waydo                          0            N/A          138,500           14,000                 0            0
L. O. Doza                           0            N/A          115,200           10,500                 0            0
A. L. Miller                         0            N/A          139,200           10,500            61,094            0
A. S. D'Amato                        0            N/A          513,000                0                 0            0
J. G. Hettinger                      0            N/A          136,200           15,000                 0            0
- - ------------------------------------------------------------------------------------------------------------------

(1) Represents the number of options held at year end which can and cannot be exercised.

(2) Represents the total gain which would be realized if all options for which the year end stock price was greater than the exercise price were exercised.
    Based on market value of $17.00 on 12/31/93.
- - --------------------------------------------------------------------------------

  The following table provides information on long-term incentive plan awards made in 1993 to the Named Executive Officers.
- - --------------------------------------------------------------------------------
              LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR
- - --------------------------------------------------------------------------------

                                                   PERFORMANCE OR
                                                        OTHER                ESTIMATED FUTURE PAYOUTS UNDER
                          NUMBER OF SHARES,         PERIOD UNTIL             NON-STOCK PRICE-BASED PLANS(2)
                           UNITS, OR OTHER          MATURATION OR       -----------------------------------------
         NAME                RIGHTS(#)(1)              PAYOUT               THRESHOLD                TARGET
- - -----------------------------------------------------------------------------------------------------------------
E. R. Shames                     3,000                1993-1995              $120,000               $300,000
J. M. Saggese                    1,500                1993-1995                60,000                150,000
G. J. Waydo(3)                   1,500                1993-1995                     0                      0
L. O. Doza(3)                    1,150                1993-1995                     0                      0
A. L. Miller                     1,150                1993-1995                46,000                115,000
A. S. D'Amato(3)                 6,000                1993-1995                     0                      0
J. G. Hettinger(3)               1,500                1993-1995                     0                      0
- - -----------------------------------------------------------------------------------------------------------------


         NAME                MAXIMUM
- - -------------------------------------------------------------
E. R. Shames                 $405,000
J. M. Saggese                 202,500
G. J. Waydo(3)                      0
L. O. Doza(3)                       0
A. L. Miller                  155,250
A. S. D'Amato(3)                    0
J. G. Hettinger(3)                  0
- - --------------------------------------------------------------------------------

(1) 1 Unit = $100.

(2) 1993-1995 long-term award payouts are based on earnings-per-share (EPS) improvement over the base year (1992). The target amount will be earned if 100% of target EPS improvement is achieved; the threshold amount if 73% is achieved; and the maximum amount, if 120% is achieved. 1/4 of award is allocated for each year (1993, 1994, and 1995), in which EPS improvement is achieved over base year (1992), and 1/4 of award is allocated for three year average improvement over base year (1992).

(3) While awards were made to Messrs. D'Amato, Doza, Hettinger, and Waydo, they are no longer eligible for any compensation under the Long-Term Incentive
    Plan.
- - --------------------------------------------------------------------------------

RETIREMENT BENEFITS

The Borden Employees Retirement Income Plan (Plan) for salaried employees was amended as of January 1, 1987 to provide benefit credits of 3% of earnings which are less than the Social Security wage base for the year plus 6% of earnings in excess of the wage base and an additional 1.5% and 3% respectively for certain older employees. Earnings include annual incentive awards paid currently but exclude any long-term incentive awards. Benefits for service through December 31, 1986 are based on the Plan formula then in effect, and have been converted to opening balances under the Plan. Both opening balances and benefit credits receive interest credits at one-year Treasury Bill rates until the participant commences receiving benefit payments. For the year 1993, the interest rate was 3.68%.

  At the time the Plan was amended as of January 1, 1983, there was added to the Company's retirement program a grandfathering of benefits for then key employees including Executive Officers as of January 1, 1983 that, generally speaking, provided for the payment of any shortfall if the sum of (a) the pension actually payable on retirement under the Plan (and any excess or supplemental plans), together with (b) the amount (converted to a pension equivalent) attributable to Company contributions that would be standing to the employee's credit at retirement under the Company's Retirement Savings Plan if the employee had contributed to the maximum permitted rate (subject to Company matching) after December 31, 1983 until retirement, does not equal or exceed the sum of (c) the retirement income calculated on the basis of the pre-amendment ERIP pension formula (with certain adjustments), and (d) the amount (converted to a pension equivalent) attributable to Company contributions that would be standing to the employee's credit at retirement had the Company's Retirement Savings Plan as in effect on January 1, 1983 remained unchanged and had the Company's contributions after December 31, 1983 been equal to 3.3% of compensation. The projected pension figures for A.S. D'Amato, L.O. Doza, J.G. Hettinger, A.L. Miller and J.M. Saggese appearing at the end of this section include the effect of the foregoing grandfathering.

  The Plan contains transitional provisions for employees who met certain age and service requirements at January 1, 1987. The transitional minimum benefit is a final average pay benefit for service prior to 1988 plus a career average pay benefit based on each year's earnings for years 1988 through 1996 (1% of each year's earnings up to the

Social Security wage base plus 1 1/2% of excess). Benefits vest on a graded five-year schedule for employees hired prior to July 1, 1990. Benefits vest after completion of five years of employment for employees hired on or after July 1, 1990.

  The Company has a supplemental plan which will provide those benefits which are otherwise produced by application of the Plan formula, but which, under
Section 415 or Section 401(a)(17) of the Internal Revenue Code, are not permitted to be paid through a qualified plan and its related trust. Such an arrangement is specifically provided for under the law.

  Since no payments will be made from the Plan on account of deferred incentive compensation awards or certain other deferred compensation, the Company will pay a supplemental pension to employees who defer such annual amounts in the same amounts realizable as if the deferred amounts had been paid currently.

  The total projected annual benefits payable under the formulas of the Plan at age 65 (67 for Mr. D'Amato), without regard to the Section 415 or 401(a)(17) limit and recognizing supplemental pensions as described above, are as follows for the Named Executive Officers of the Company: A. S. D'Amato -- $551,118, L.O. Doza -- $96,440 (assuming accrual of benefits through 2/28/94), J. G. Hettinger
- - -- $85,092 (assuming accrual of benefits through 5/31/94), A. L. Miller -- $167,285, J. M. Saggese -- $209,043, E. R. Shames -- $108,833 (not including a supplemental pension benefit payable under his employment agreement beginning at age 65 of $100,000 annually continuing for the number of years of completed service), and G.J. Waydo -- $72,840 (assuming accrual of benefits through 4/30/94).

EMPLOYMENT, TERMINATION AND
CHANGE-IN-CONTROL ARRANGEMENTS

The Company has had an employment agreement with Mr. D'Amato since December 1990 when he became President and Chief Operating Officer of the Company ("COO"). The agreement has been amended several times, including at the time of his promotion to Chief Executive Officer ("CEO"), upon the hiring of Mr. Shames as President and COO and upon the termination of Mr. D'Amato's employment with the Company. As amended, the agreement provides for certain payments and benefits upon termination by the Company other than for cause through October 31, 1997. Upon Mr. D'Amato's termination in December 1993 payments to him of $900,000 annually commenced pursuant to the existing agreement. The payments are subject to his compliance with an agreement not to engage in competition with the Company or solicit customers or employees of the Company and to assist and cooperate with the Company, upon request, with matters within his special knowledge or competence. In December, Mr. D'Amato received a payment of $757,000 in consideration for waiving certain rights, including a right to the grant of options on 100,000 shares of stock. The agreement also provides for the immediate vesting of 6,350 shares of restricted stock that were to vest on January 25, 1996, options on 75,000 shares at $27.56 that were to vest on January 1, 1994, and options on 180,000 shares at $32.06 that were to vest 60,000 shares per year on September 1, 1994, 1995 and 1996. In addition, all existing options may be exercised up to five years after the term of the agreement, but in no event after their scheduled expiration dates.

  The Company also has had an employment agreement with Mr. Shames since June 1993 when he was hired as President and COO. The original terms were based in part upon the need to compensate him for his forfeiture of substantial monetary and other benefits he would have been entitled to had he remained as CEO of his previous employer. Changes in the agreement were approved as a result of his promotion to CEO in December 1993. The agreement now provides for a base salary of $800,000; a guaranteed annual incentive for 1993 of $200,000; 30,000 shares of restricted stock, one quarter of which vest each year over the next four years, beginning July 1, 1994; a 200,000 share option grant at market in 1993; and an option grant at market for 150,000 shares consisting of a 100,000 share option originally promised for 1994 and accelerating a 50,000 share option originally promised for 1995. In addition, the agreement provides for grants at market on July 1, 1994 and January 2, 1995, of performance vesting options on 250,000 shares each grant, which can be exercised only after one year from the date of grant and only after an average stock price of $21.50 and $25.00 respectively is maintained for 20 consecutive trading days. The restricted stock and option grants are contingent upon shareholder approval of the 1994 Stock Option Plan and, in the event such Plan is not approved by shareholders, the agreement provides Mr. Shames with the economic equivalent of stock awards, other than the performance vesting options. The agreement further provides that, if Mr. Shames purchases stock at any one time prior to February 22, 1995, he shall receive options to purchase two-times the number of shares purchased at the purchase price, up to a maximum of 100,000 option shares. Finally, the agreement provides a supplemental pension benefit beginning at age 65 of $100,000 annually, continuing for the number of years of completed service, and for payment, upon termination by the Company other than for cause, of a minimum annual compensation of $950,000 for three years following such termination.

  The Company has a salary continuance arrangement (the "CORE Arrangement") with a number of key employees and Executive Officers including Messrs. Shames, Saggese, and Miller ("CORE members"), which provides for the payment of one year of base salary if employment is terminated without cause. As of December 31, 1993, there were twenty-four CORE members. In the event that any individual or group acquires 15% of the stock of the Company and holds it for 30 days, the CORE Arrangements are extended to a period of between two and three years, generally based on age and length of service. In the event a CORE member is terminated without cause following any such extension, the CORE Arrangement provides for the continuance of salary, bonus and other compensation and benefits. Payments thereunder could be reduced or eliminated by compensation earned from other specified employment. Arrangements have also been made for payment by the Company, upon certain conditions of the legal expenses of these employees if they are required to enforce the provisions of their CORE Arrangement. If any excise tax (under Sec. 4999 of the Internal Revenue Code) is imposed in respect of payments under the CORE Arrangement or Mr. D'Amato's employment agreement, the Company will pay to such Officers an amount that will net the Officers the same sum as they would have retained if the excise tax did not apply. An offset provision in Mr. Shames' employment agreement prevents any duplication of payments under his employment agreement with payments under his CORE Arrangement.

  Mr. Hettinger, a CORE member and Executive Officer of the Company since 1985, resigned effective March 1, 1993. Pursuant to a termination agreement with the Company which supersedes his CORE Arrangement, he will receive payments equal to his base salary through May 31, 1994 and thereafter, until the earlier of his commencement of other employment or September 1, 1994. The agreement extended certain perquisites, provides for reimbursement of certain outplacement-related expenses, and extends certain medical, life insurance, pension and other employee benefits, all subject to Mr. Hettinger's compliance with an agreement not to compete. Mr. Waydo, also a CORE member and Executive Officer since 1985, has a termination arrangement with the Company which supersedes his CORE Arrangement and provides him with employment by the Company through April 30, 1994, subject to extension by mutual agreement. The agreement provides for the continuation of his base salary through April, 1995, the extension of certain perquisites, reimbursement of certain outplacement-related expenses and the option to extend health insurance or convert to a private insurance plan, all subject to his compliance with an agreement not to compete. Mr. Doza, a CORE member and Executive Officer since 1977, retired effective March 1, 1994. The Company is currently discussing a separation arrangement with him.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

Overall Policy

  Under the direction of the Committee on Officers' Compensation, the Company's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. Within this goal, compensation strategy and specific compensation plans tie a significant portion of executive compensation to the success of the Company and to appreciation of the Company's stock price. The objectives of this strategy are to link executive and shareholder interest through equity based plans, to motivate executives to achieve the goals inherent in the Company's business strategy, to provide a compensation package that permits the recognition of individual contributions and achievements as well as overall business results, and to attract and retain outstanding executive talent. Within this overall policy, the Committee recognizes the importance of targeting compensation practices and levels of compensation competitive at about the median level of other major public companies with revenues in the same general range as the Company. This comparator group is provided by an independent compensation consultant periodically and usually contains some companies that are
- - ---------------

* Note: This report is not incorporated by reference in any prior or future Securities and Exchange Act Filings, directly or by reference to the incorporation of proxy statements of the Company, unless such filing specifically incorporates this report.

in the S&P Food and Chemical Indices used in the performance graph following this report. The comparator group of companies are from a cross section of general industry and the Committee believes it is an appropriate benchmark to use for compensation practice comparisons.

  The Committee on Officers' Compensation in 1993 was comprised of five independent directors, free from interlocking relationships or other conflicts of interest. The Committee establishes salaries for Executive Officers of the Company and others and administers the Company's incentive compensation and stock option plans. In its deliberations, the Committee may take into account the recommendations of appropriate Company officials and/or independent professional compensation consultants.

Base Salaries

  Salaries for Executive Officers are determined periodically by evaluating the performance of the individuals reviewed, their contributions to the performance of the Company and particular business units, their responsibilities, experience and potential, and by taking into consideration their period of service at current salary. In considering salary increases, the Corporation's overall financial performance and certain non-financial indicators of corporate performance are taken into account. Measures of financial performance may include, but are not limited to, earnings-per-share, stock price, revenue growth, and cash flow. Non-financial indicators can include among other things strategic developments for which an executive officer has responsibility (such as improved market share or cash flow generation) or managerial performance (such as succession planning, resource allocation or social responsibility). Factors consistent with the Company's overall compensation policy and strategy described in the first paragraph under the caption "Overall Policy" may also be considered. No relative weights or mathematical formulae are applied to these financial or nonfinancial factors. The Committee may consider some factors more important in a given year than others; or some factors more important with respect to a particular position or individual. In addition, compensation practices for the comparator companies described above are obtained from various industry surveys and are considered by the Committee. The Committee believes that the Company's base salaries for Executive Officers in 1993 on the average compare to the median level of base salaries of the comparator group of companies. While not the only factor, the financial performance of companies in the S&P Food and Chemical indexes, as compared to the Company's performance, is considered in determining whether to increase base salary levels.

  In 1993, Executive Officers received base salary increases because salaries had not been increased for two years due to the overall financial performance of the Company. The increases were based upon subjective determinations with respect to non-financial indicators as described above as well as factors including budget performance, individual performance in relationship to the executive's responsibilities and operational performance of operations under the executive's control.

  Annual Bonus

  The Company's annual bonus program has been intended to focus attention on annual business results measured by return on average capital investment and/or financial results, as applicable. Financial results are primarily income related. Divisions or business units have specific assigned objectives for a given year, such as objectives relating to the Company's restructuring goals, and/or other factors. Depending upon the objectives of the Company, these may vary from year to year and from business unit to business unit. Individual performance measures similarly are not static and may be assigned from year to year by appropriate supervisional levels. Under the plan in effect for 1993, the corporation had to achieve a specific level of performance before any individual awards could be paid to officers. In particular, bonuses were to be paid from a fund of 2% of pretax income above a 10% return on capital, as defined in the plan. To the extent that individual and Company performance exceeded plan, bonuses could be increased up to a predetermined maximum. At the discretion of the Committee, awards could be adjusted based upon individual, business unit or Company performance. Additionally, special awards could be approved for exemplary performance.

  In 1993, neither the Company nor the Named Executive Officers met their threshold performance goals and no special awards or bonuses were paid to them, except the bonus guaranteed to Mr. Shames upon hiring under his employment agreement.

  Long-Term Compensation

  Long-term compensation is currently composed of three parts, namely long-term incentive compensation, restricted stock and stock options. The Com-pany has generally followed a historical grant pattern with respect to its long-term program based upon the number of options or dollar value of incentive compensation allocated to each job position in past years. This pattern is periodically reviewed against the dollar value of long-term compensation allocations for Executive Officers of companies in the comparator group described above for competitiveness and adjusted if necessary. The Committee exercises its judgment on a year-to-year basis to determine whether any persons should be added or deleted from the list of participants. The Committee believes that the long-term compensation allocated to Executive Officers in 1993 generally compares to the median level of that of the comparator company group. However, whether the allocations granted ever result in actual payment of compensation depends upon the financial performance of the Company.

  The long-term incentive is intended to focus attention on improving earnings-per-share (EPS) over a multi-year period. At the beginning of each multi-year period, participants are allocated an amount (or "award") based on a historical pattern for each job position. At the end of the multi-year period, if EPS targets are achieved, standard awards are paid. To the extent that goals are not met or are exceeded, payments decrease or increase. A new cycle begins each year.

  The Company did not meet its performance goals for the 1991 to 1993 cycle. Accordingly, no long-term incentive payments were made to any Executive Officers with respect to such cycle.

  Restricted stock has been granted in limited situations. Only two grants have been made which are reflected in the Summary Compensation Table and discussed in the CEO Compensation Section below.

  The Company's stock option program is designed to develop a parallel interest between key employees and shareholders, to focus attention on stock values and to develop Company ownership, promote employee loyalty and reward long-term business success.

  Stock option grants made to Executive Officers in January 1993 generally followed the historical grant pattern but also took into account each individual's period of service, individual performance and overall compensation. The 1993 grants were made as incentives to Executive Officers generally in lieu of potential future payments under the long-term incentive plan.

  CEO Compensation

  In January 1993, the Committee increased then Chairman and Chief Executive Officer (CEO) D'Amato's compensation package based upon consultation with external consultants and taking into consideration the salary of the previous CEO, median salaries of CEOs of companies in the comparator companies group, and the efforts Mr. D'Amato was making to restructure the Company. The package included an annual base salary of $825,000, an award of 6,350 shares of restricted stock which were to vest after three years, at which time the Company's restructuring program was to have been substantially completed, and the grant of a stock option for 75,000 shares as an incentive to performance. Mr. D'Amato received no annual or long-term bonus as the Company did not reach its performance goals as described above.

  In June 1993, when Mr. Shames was hired as President and Chief Operating Officer of the Company, in order to maintain an equitable relationship between the employment agreements of Messrs. D'Amato and Shames, the Committee committed to grant Mr. D'Amato additional options on 100,000 shares at the next regularly scheduled grant date. This stock option was never granted and the commitment was honored in the form of a cash payment upon termination which is reflected as part of the amount shown in the All Other Compensation column of the Summary Compensation Table. In December 1993, Mr. Shames replaced Mr. D'Amato as CEO of the Company and Mr. Shames' base salary was increased to $800,000 as a result of his promotion based upon consultation with external consultants and taking into consideration median salaries of CEOs of companies in the comparator companies group. In addition, incentive opportunities for 1994 and multiyear cycles were increased to reflect the promotion.

  Policy on Qualifying Compensation under OBRA

  Two proposals for shareholder consideration are contained in this current proxy statement which affect executive compensation, namely the 1994 Stock Option Plan and the 1994 Management Incentive Plan. It is the Committee's policy, as far as practicable, to structure executive compensation to ensure its tax deductibility by the Company by compliance with the requirements of the Internal Revenue Code. The Management Incentive Plan and the 1994 Stock Option Plan are designed to facilitate this compliance.

  Conclusion

  In summary, the levels of compensation, as indicated in the compensation tables, reflect that a significant portion of the Company's executive compensation is at risk subject to individual and corporate performance and stock price appreciation.

By: The Committee on Officers' Compensation

Frank J. Tasco, Chairman, and Frederick E. Hennig, Robert P. Luciano, Wilbert J. LeMelle, and H. Barclay Morley*, Members, as of December 31, 1993.
- - ---------------

*Mr. Morley became Chairman of the Committee on January 1, 1994.

- - --------------------------------------------------------------------------------

  The following graph provides a comparison with the stated indices of the yearly percentage change in the Company's cumulative total shareholder return on its common stock for a five-year period, as required by the Rules of the U.S. Securities and Exchange Commission. All dividends are assumed to have been reinvested over the respective periods. The Company's common stock is included in the Standard & Poor's (S&P) Food Index. Since a relatively significant proportion of net income is derived from the Company's Packaging and Industrial Products Division -- Domestic & International, with chemical related product lines, the S&P Chemical Index is also indicated for illustrative purposes.

                       FIVE YEAR CUMULATIVE TOTAL RETURNS
     BORDEN, INC. AND THE S&P 500 STOCK, S&P FOOD AND S&P CHEMICAL INDICES

      Measurement Period
    (Fiscal Year Covered)           Borden          S&P 500        S&P Food      S&P Chemical
1988                                     100.0           100.0           100.0           100.0
1989                                     119.2           131.6           136.4           129.1
1990                                     106.9           127.5           146.9           109.7
1991                                     120.7           166.1           214.2           143.0
1992                                     110.2           178.7           214.2           156.6
1993                                      68.3           196.7           196.0           175.2

- - ---------------

Note: The above graph is not incorporated in any prior or future Securities and
      Exchange Act filings, directly or by reference to the incorporation of proxy statements of the Company, unless such filing specifically incorporates the graph.
- - --------------------------------------------------------------------------------

RATIFICATION OF THE SELECTION OF AUDITORS

The Board of Directors, on the recommendation of the Audit Committee, proposes that the shareholders ratify the selection of Price Waterhouse as independent auditors of the Company for the fiscal year 1994.

  In the event that this proposal does not receive the necessary vote for adoption, the Board of Directors of the Company will consider whether to appoint other independent public accountants as auditors.

  Representatives of the independent auditors are expected to be present at the meeting and to be available to respond to appropriate questions. They will be given the opportunity to make a statement if they desire to do so.

  The Board of Directors recommends a vote FOR the ratification of the selection of Price Waterhouse as independent auditors for 1994.

APPROVAL OF THE 1994 STOCK OPTION PLAN

The Board of Directors is recommending to the shareholders that they approve the 1994 Stock Option Plan (hereafter referred to as the 1994 Plan or the Plan) which is essentially a renewal with the changes described below, of the 1984 Stock Option Plan as amended which received the approval of shareholders on April 22, 1988 (the "Amended 1984 Plan"). Most of the 9,700,00 shares of Borden common stock that were authorized for use in connection with the Amended 1984 Plan were made subject to option prior to April 30, 1993, when authority to grant options under the Amended 1984 Plan expired, and the Board considers it desirable that such plan be renewed, with the changes described below, to permit the Company to continue granting options, stock appreciation rights and restricted stock grants to its key employees and thus enable the Company to attract and retain key employees.

  The following description of the principal features of the 1994 Plan is subject to and qualified by reference to the actual provisions of the Plan set forth in Exhibit "A" hereof.

  The Board has designated the Committee on Officers' Compensation (the Committee) to administer, interpret and construe the Plan. The Committee is composed of non-employee directors who are not eligible to be participants under the Plan. This Committee administered the Amended 1984 Plan.

  The stock to be authorized for issuance under the Plan will be 6,000,000 shares of the common stock of the Company, representing approximately 4.2% of the common stock outstanding on December 31, 1993, subject to adjustments for stock dividends, stock splits, reorganizations, etc. No more than 1,000,000 of the authorized shares may be granted in the form of restricted stock, nor may one individual be granted an aggregate of more than 1,400,000 options under this Plan. The Amended 1984 Plan had no limitation on the aggregate number of options granted to an individual or granted as restricted stock. Shares made subject to any option which terminates, is cancelled or expires unexercised or which has been granted as restricted stock and forfeited may be made subject to a new option or restricted stock grant without again being counted against the maximum number of shares authorized under the Plan.

  The option price would be the fair market value of Borden common stock on the day the option is granted, defined as the mean between the highest and lowest selling prices on that day as reported on the consolidated trading network. Such mean was $17.12 on December 31, 1993. Unlike the Amended 1984 Plan, the Plan authorizes the Committee to provide for an exercise price that varies during the term of the option provided, however, that the exercise price may not ever be less than the fair market value on the day the option is granted as described in the first sentence of this paragraph.

  Options that are granted under the Plan may not be exercised until the grantee completes at least 12 months of continuous employment with the Company after the date of grant of the option, the only exceptions being that the options may be made exercisable during that period by action of the Committee if death, disability, "Retirement" or a "Change in Control" (as such terms are defined in the Plan) should occur prior to completion by the employee of 12 months of continuous employment after the option is granted.1 Since the grant date could vary during a month depending upon the date of the Committee's meeting, the Plan provides that the Committee may start the 12-month period as of the first day of the month of the grant regardless of what date in the month the Committee meets to make the grants.

  Generally speaking, unexercised options terminate after employment ceases but may be exercisable by the optionee for the term of the option after Retirement, as defined in the Plan, and up to two years after the commencement of disability, and by the heirs, executors or administrators of an optionee who dies while employed or while the option is exercisable following Retirement or commencement of disability up to one year after his death. The Amended 1984 Plan will be deemed further
- - ---------------
1 Allowing key employees, including current management, to exercise their options upon a "Change in Control" during the 12 months after the grant of such options has the effect of protecting grantees from the loss of such rights merely because of a change in control, as contrasted with termination for cause, resignation, or separation from employment with the Company for other reasons.

amended to include the provision regarding the exercise of options for the term of the option after Retirement and shareholder approval of the Plan will constitute such amendment of the Amended 1984 Plan. The Plan also provides that, at or anytime after the grant of an option, the Committee may provide that, if an optionee is terminated without cause within two years after a Change in Control of the Company takes place, he may exercise his options and stock appreciation rights granted under the Plan during a period of 90 days following his termination.

  No options may be granted under the Plan after April 30, 1999. The Plan will continue in effect and may be amended in accordance with its terms after April 30, 1999 with respect to options granted prior to such date.

  The Plan authorizes the grant of options qualifying as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the
Code), as well as of options not qualifying as incentive stock options. The Plan provides that all shares authorized under the Plan may be issued or transferred upon exercise of incentive stock options and authorizes the Committee, in its sole discretion, to grant any options as incentive stock options or as options not qualifying as incentive stock options. The Plan also incorporates provisions necessary under the Code to qualify options under the Plan as incentive stock options, including a provision limiting the aggregate fair market value of the stock for which incentive stock options may be granted to any employee in any year, determined as of the times options are granted, to $100,000. The Plan also permits an individual who has been granted incentive stock options in a calendar year to be granted, in addition, options not qualifying as incentive stock options whether or not the number of incentive stock options granted was for the maximum annual statutory amount permitted.

  Options granted under the Plan may be exercisable for up to ten years after the date of grant.

  The Plan authorizes the Committee to permit the holder of any option granted under the Plan to pay all or any part of the purchase price of the shares subject to the option either in cash or in shares of Borden common stock having equivalent market value. Any shares that may be used to pay the purchase price of an option under the Plan would be valued, for purposes of determining the extent to which the purchase price has been paid thereby, at the mean between the highest and lowest selling prices for Borden common stock on the date of exercise of the option as reported on the consolidated trading network.

  The foregoing provision of the Plan that permits the option price to be paid in shares of Company common stock contemplates that an optionee who exercises part of an option by delivering cash or shares of Borden common stock in payment of the option price may be permitted to apply automatically the shares acquired on such exercise to satisfy the option price for an additional portion of the option and to repeat the process automatically until the option has been exercised in full. At present, it is not contemplated that shares will be permitted to be used to exercise options unless such shares have been held by the optionee for a minimum period of time prior to exercise such as six months.

  Unlike the Amended 1984 Plan, the Plan authorizes the Committee to provide replacement options either at the time of the grant of an option or subsequently. Replacement options are the grant of an option equal to the number of shares surrendered in the exercise of an option. Replacement options become exercisable in the event the purchased shares are held for a minimum period of time established by the Committee and are subject to such other terms and conditions as the Committee may determine. The Plan provides that the Amended 1984 Plan will be deemed further amended to include the provisions for replacement options and shareholder approval of the Plan will constitute approval of such amendment of the Amended 1984 Plan.

  The use of shares to pay the option price of options and the grant of replacement options will not increase the number of shares available for the grant of options under the Plan or the number of shares subject to options heretofore granted under the Amended 1984 Plan.

  Options to purchase a total of 4,196,108 shares with a market value of $71,333,836 as of December 31, 1993 were outstanding under the Amended 1984 Plan as of that date.

  The Plan permits the Committee to authorize an optionee, under specified conditions, to pay the withholding tax due on exercise of an option granted under the Plan by authorizing the Company to withhold a number of shares to be received on the exercise having a value on the date of payment equal to the amount to be withheld.

  The Plan provides that the determination of the key employees to whom options are to be granted and the number of shares of stock subject to each option shall be made by, or only in accordance with the recommendation of the Committee. The Plan expressly authorizes the Committee to determine the times when options shall be granted and when they may be exercised, to prescribe, amend and rescind rules and regulations of general application relating to the Plan, to determine the terms and conditions of options and provisions with reference to approved leaves of absence, and to make all other determinations necessary or advisable for the administration of the Plan. The Plan states expressly that determinations of the Committee under the Plan shall be final, conclusive and binding on the Company and its shareholders and on all employees eligible to participate in the Plan.

  The Plan authorizes the grant of stock appreciation rights which permit the holder of an option, in lieu of exercising the option, to receive a number of shares of the Company's common stock, or cash, or a combination of stock and cash, equal to the excess of the "fair market value" of the stock subject to option at the time stock appreciation rights are exercised over the option price. "Fair market value" for this purpose is defined in the Plan as the mean between the highest and lowest selling prices for Borden common stock on the date of exercise of the rights as reported on the consolidated trading network. However, the Plan specifically authorizes the Committee to establish a uniform "fair market value" for this purpose that would apply to any stock appreciation rights which are exercised by Company officers or directors during certain designated periods, irrespective of the market price of Company stock on the particular day during such period on which such rights are exercised. This authority has been included in the Plan in order to eliminate arbitrary differences in the appreciation payable with respect to stock appreciation rights exercised for cash by Company officers and directors who, under applicable regulations, may exercise such rights for cash only during certain limited periods designated by the Securities and Exchange Commission. At present, such periods consist for four ten-day "window periods" each year following publication of quarterly or annual Company earnings data and a thirty-day period following extraordinary events such as those constituting a Change in Control as defined in the Plan. The market price of Company stock may fluctuate daily during such limited periods as a result of overall market movements and other factors not directly related to the Company's business, and may result in arbitrary differences in the amounts payable for stock appreciation rights which are exercised on different days during the same period. The Plan's provision for a uniform price to be estimated for rights exercised within each such period, in lieu of daily pricing of the Company's common stock for the purpose, should eliminate such arbitrary differences. While under the Plan the uniform price established for any such period may not exceed the highest mean between the daily high and low selling prices of Company common stock during the period to which such uniform price applies, it is presently contemplated that the uniform price heretofore established by the Committee under the Amended 1984 Plan with respect to rights exercised during window periods will continue to be used for that purpose under the Plan. Such uniform price heretofore established by the Committee is the average mean between the daily high and low selling prices of Company common stock during each window period.

  Stock appreciation rights and limited stock appreciation rights may be granted in connection with options granted under the Plan. A total of 1,996,128 shares for options without stock appreciation rights were outstanding as of December 31, 1993 under the Amended 1984 Plan at an average weighted option price per share of $29.68. To the extent that stock appreciation rights are exercised and the corresponding option cancelled, the shares subject to the option are charged against the maximum number of shares authorized under the plan under which the option was granted.

  Stock appreciation rights granted concurrently with an option are subject to the same minimum employment requirement as applies to the option and hence may not be exercised to any extent until the optionee completes 12 months of continuous service after the date of grant, subject to the same exceptions applicable to the option, i.e., Committee approval in the case of death, disability, Retirement or a Change in Control. Stock appreciation rights granted after the date of grant of the related option may not be exercised to any extent until the option is exercisable, the employment requirement (or related exceptions) applicable to the option having been satisfied, and in addition may not be exercised until the optionee completes at least six months of continuous employment following the date of grant of such rights, subject to the same exceptions relat-ing to death, disability, Retirement and a Change in Control as apply to the option.

  The Plan specifically provides for limited stock appreciation rights which are defined as a stock appreciation right exercisable only upon a Change in Control of the Company. In all other respects, limited stock appreciation rights are subject to the same terms and conditions applicable to stock appreciation rights in the Plan. Under the provisions of the Amended 1984 Plan, the Committee issued stock appreciation rights the exercise of which was conditioned upon a Change in Control of the Company. Options to purchase a total of 2,199,980 shares of Borden common stock under these limited stock appreciation rights were outstanding under the Amended 1984 Plan as of December 31, 1993.

  It is presently contemplated that, consistent with past practice, stock appreciation rights will be granted only to officers, whose exercise of such rights are restricted by the rules of the Securities and Exchange Commission precluding short-swing profits.

  The Plan specifically authorizes the Company, in the event of death of an employee holding an option granted under the Plan, to purchase the option on request of its holder, at a price equal to the difference between the fair market value of the shares subject to option and the option price, thus avoiding an option exercise and immediate sale of the shares. In the event of the purchase of the option by the Company, the shares subject to option will be charged against the maximum number authorized under the Plan.

  The Plan authorizes the Committee to grant (either alone or in addition to other grants under the Plan) restricted stock which are shares of common stock of the Company, subject to restrictions imposed by the Committee. Restricted stock may not be disposed of or encumbered by the recipient and may be required to be held in the custody of the Company or any unrelated custodian until the restrictions established by the Committee lapse. The restrictions could, at the discretion of the Committee, include, among others, restrictions that lapse after the recipient completes a specified period of service with the Company. The Committee may also condition the awards upon the attainment of performance goals.

  Upon termination of employment during the restriction period, the restricted stock would be forfeited, subject to such exceptions as might be authorized by the Committee including retirement, disability, death or special circumstances.

  Recipients of restricted stock would not normally be required to provide consideration other than the rendering of services; however, the Committee would have the discretion to grant restricted stock for which a cash payment is required. During the restriction period, the recipient of restricted stock would have the right to vote the shares, and the right to receive any dividends. If the recipient remains employed by the Company at the time the restrictions lapse and any conditions imposed are met, he would have a right to the restricted stock, free of the foregoing restrictions.

  The Plan also authorizes the Committee to establish other plans, programs or arrangements under the Plan, for key employees of the Company who are subject to a foreign jurisdiction, containing provisions that are not inconsistent with the intent and objectives of the Plan, in order to make available to them tax or other benefits under the laws of such foreign jurisdiction.

  Under present financial accounting rules, the exercise of any option granted under the plan as the Company presently expects it to be administered would increase the number of shares outstanding but would not result in a charge against earnings, whereas exercise of stock appreciation rights would result in a smaller increase in the number of outstanding shares if shares are delivered in settlement of the exercise, or no such increase if cash is paid in full settlement of the exercise, and charges against earnings to the extent of the value of the shares and amount of cash delivered in settlement of the exercise. However, under a proposed Financial Accounting Standards Board standard, beginning January 1, 1997, the grant of options would result in a charge against earnings.

  The Plan may be amended or discontinued by the Board of Directors without shareholder approval except that no such amendment may increase the number of shares in the aggregate or to an individual that may be purchased upon exercise of options or granted as restricted stock under the Plan, permit any person who is not a key employee to be granted an option or restricted stock, permit an option to be exercised more than ten years after it is granted, extend the date after which no further options or restricted stock may be granted under the Plan or materially increase benefits accruing to participants under the Plan.

  A provision of the Plan provides specifically that, subject to the foregoing amendments requiring approval of shareholders, without further action on the part of shareholders or the consent of participants, the Board of Directors may, on recommendation of the Committee, amend the Plan to permit or facilitate qualification of options granted under the Plan as incentive stock options within the meaning of Section 422 of the Code or any successor provision at the time in effect.

  No amendment or termination of the Plan, whether by the Board of Directors or the shareholders, may, without the consent of the participant, affect any stock option or stock appreciation rights theretofore granted to him.

  The Plan is not intended to and does not provide for the use of shares to grant options in substitution for options of acquired companies or to cover the assumption of such options, and no shares under the Plan will be used for the purpose. If and to the extent necessary, options in substitution for such options or shares to cover the assumption of options may be granted or used independently of the Plan and without reference to its terms.

  It is not possible to specify when in the future options will be granted under the Plan, or to whom, but it is contemplated that options will be granted to a limited number of key employees. Certain options have been granted subject to shareholder approval of the Plan and these grants are described in the New Plan Benefits Table herein.

  The affirmative vote of a majority of the votes cast is required for adoption of the Plan. However, to qualify the Plan so that grants of stock or options to executive officers of the Company under the Plan will be "exempt transactions" pursuant to SEC Rule 16b-3, the affirmative votes of holders of a majority of the shares present or represented and entitled to vote is required. Under New Jersey law, dissenting shareholders do not have appraisal rights with respect to this proposal.

  The Plan is being submitted to shareholders for their approval as a matter of Board policy, to comply with New York Stock Exchange listing requirements,
Section 162(m) of the Code and to assure continued availability of the exemption from the short-swing profits recapture provision of federal securities legislation applicable to officers and directors. If the Plan should not be approved, the Plan will not be put into effect, the Board of Directors may make other appropriate arrangements for grants of stock options and stock appreciation rights, and the Amended 1984 Plan will continue in effect with respect to options and rights already granted in accordance with its terms without the further amendments described herein.

FEDERAL INCOME TAX CONSEQUENCES

The Company is advised by counsel that under present law and proposed regulations the federal income tax consequences in respect to the grant and exercise of stock options, stock appreciation rights, limited stock appreciation rights and restricted stock should be generally as follows:

OPTIONS WHICH DO NOT QUALIFY AS INCENTIVE STOCK OPTIONS

An employee who is granted an option which does not qualify as an incentive stock option should not be subject to federal income tax upon the grant of the option, and the Company should not be entitled to a tax deduction by reason of such grant. Upon exercise of the option, the excess of the fair market value of the shares on the exercise date over the option price will be considered compensation taxable as ordinary income to the employee and subject to withholding unless the shares so received are subject to a substantial risk of forfeiture, in which event (unless the employee elected to be taxed on exercise) compensation should generally be realized subject to federal income tax and withholding only at the time the shares are no longer subject to a substantial risk of forfeiture, with the amount of compensation realized being the excess of the fair market value of the shares at that time over the option price. Shares received by an officer or director of the Company upon exercise of an option would be considered subject to a "substantial risk of forfeiture" for this purpose so long as the sale of such shares could subject the individual to suit under the short-swing profits recapture provision of federal securities legislation, generally a period of six months. The Company may claim a tax deduction at the time and in the amount that such taxable compensation is realized by the employee.

INCENTIVE STOCK OPTIONS

An employee should not realize taxable income at the time of the grant of an incentive stock option and the Company will not be entitled to a tax deduction with respect to such grant. No taxable income should be realized by an employee and the Company will not be entitled to a federal income tax deduction in respect of the exercise of an incentive stock option. However, exercise of an incentive stock option will give rise to an item of tax preference to the employee equal to the excess, on the date of exercise of the option, of the fair market value of the shares acquired through such exercise over the option price of such shares, and such item of tax preference may be subject to the alternative minimum tax. The Company would not be entitled to a tax deduction in respect of any such item of tax preference.

  If the shares acquired through the exercise of an incentive stock option are sold more than two years after the date of grant of the option and more than one year after the date of the transfer of such shares to the employee, and the option price of such shares had been paid in cash, the full difference between the amount realized on the sale and the option price will constitute long-term capital gain or loss to the employee and no deduction will be allowed to the Company. However, if and to the extent that shares previously acquired by the employee had been delivered in payment of the option price of the option, upon sale of an equivalent number of shares received on exercise of the option, more than two years after the date of grant of the option and one year after the date of transfer of such shares to the optionee, the full difference between the amount realized on the sale and the adjusted tax basis of the previously acquired shares delivered in payment of the option price should constitute long-term capital gain or loss. Upon sale of any shares acquired on exercise of the incentive stock option in excess of the number of previously acquired shares delivered by the employee in payment of the option price, more than two years after the date of transfer of such shares to the employee, the amount realized on the sale of such shares should constitute long-term capital gain. The Company will not be entitled to a tax deduction in respect of any such sales.

  If the shares acquired through the exercise of an incentive stock option are sold or otherwise disposed of at a gain within two years after the date of grant of the option or within one year after the transfer of such shares to the employee (a "disqualifying disposition"), the employee should realize income subject to tax at ordinary income rates equal to the difference between the option price of the shares and the lesser of (a) the amount realized on such disposition and (b) the fair market value of the shares on the date of exercise, with any appreciation after the date of exercise generally constituting long-or short-term capital gain (depending on whether the shares were considered held by the employee for federal income tax purposes for more than one year prior to such disposition). The Company should be able to claim a tax deduction in the amount of ordinary income (but not capital gain) realized by the employee. However, in the case of a disqualifying disposition by an employee who was an officer or director on the date of exercise of the option, the employee will generally realize income subject to tax at ordinary income rates and the Company will be entitled to a tax deduction in an amount equal to the difference between the option price of the shares and the lesser of (a) the amount realized on such disposition, and (b) the fair market value of the shares on the first day when the employee could have sold the shares at a profit without liability under the SEC short-swing profit rules, which would generally have been six months after the date of exercise, with any appreciation thereafter generally constituting long-or short-term capital gain to the employee and without any tax deduction to the Company in respect of such gain. If shares, previously acquired by an officer or other employee through the exercise of an incentive stock option, are delivered by the employee in payment of the option price of an incentive stock option prior to satisfaction of the statutory holding periods applicable to such shares, such delivery will constitute a disqualifying disposition of such previously-acquired shares that may give rise to ordinary income to the employee and a tax deduction to the Company in accordance with the rules described above, and no capital gain would be realized by the employee at the time of such disposition.

STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

The grant of stock appreciation rights should not result in taxable income to the recipient or a tax deduction for the Company. The exercise of stock appreciation rights should result in compensation taxable as ordinary income to the employee subject to withholding, and in a tax deduction for the Company, in the amount of the cash paid and the fair market value of any shares issued or transferred, unless any such shares are subject to a substantial risk of forfeiture, in which event (unless the employee elected to be taxed on exercise) compensation should generally be realized subject to federal income tax and withholding and a tax deduction should be available to the Company only at the time the shares are no longer subject to a substantial risk of forfeiture, with the amount based on the fair market value of the shares at that time. Shares received by an officer or director of the Company would be considered subject to a "substantial risk of forfeiture" for this purpose so long as the sale of such shares could subject the individual to suit under the short-swing profits recapture provision of federal securities legislation.

RESTRICTED STOCK

Unless an election is made as described below, an employee who receives an award of restricted stock under the Plan will not realize taxable income at the time of the award, nor will the Company be entitled to a tax deduction at that time. When the awards become vested (i.e. when restrictions lapse through attainment of specified performance goals or otherwise) or the election described below is made, participants will realize income and the Company may claim a deduction at such time in an amount equal to the fair market value of the shares less any amount paid by the participant. Dividends paid to the employee with respect to restricted stock prior to their vesting constitute compensation and, as such, are taxable to the participant and deductible by the Company.

  Pursuant to provisions of Section 83(b) of the Code as amended, the recipient of restricted stock under the Plan may elect to be taxed at the time of the award. If the participant so elects, the full value of the shares (without regard to restrictions) at the time of the grant, less any amount paid by the participant, will be taxed to the participant as ordinary income and will be deductible by the Company. Dividends paid with respect to the shares during the period of restriction will be taxable as dividends to the participant and not deductible by the Company. If, after making an election pursuant to Section 83(b), any shares are subsequently forfeited, or if the market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a deduction.

  The provision for grants of restricted stock can be conditioned by the Committee on performance factors and thus comply with Section 162(m) of the Internal Revenue Code relating to compensation in excess of $1,000,000 and be tax deductible by the Company. It is at present contemplated that, as far as practicable, future restricted stock grants will be made to insure compliance with this section of the Internal Revenue Code.

ADDITIONAL STOCK OPTION PLAN

The Board of Directors in 1993 also established a stock option plan for certain of the Company's employees who are not currently eligible for grants under the 1994 Plan described above. The Company has authorized 1,700,000 shares for this plan. This plan is not being submitted for shareholder approval.

- - --------------------------------------------------------------------------------
                               NEW PLAN BENEFITS
                             1994 STOCK OPTION PLAN
- - --------------------------------------------------------------------------------

                                                                                                                   MARKET VALUE AS
                                                               # OF SHARES OF        EXPECTED                         OF 2/22/94
                                                                COMMON STOCK       EXERCISE OR                       ($15.18) OF
                                                                 UNDERLYING         BASE PRICE      EXPIRATION        UNDERLYING
            NAME                       POSITION                   OPTIONS           ($/SHARE)          DATE           SECURITIES
- - ------------------------------------------------------------------------------------------------------------------
E. R. Shames                 President & Chief Executive            30,0001            18.50                --           455,400
                             Officer                               200,000             17.75         9/27/2003         3,036,000
                                                                   150,000             14.50         1/24/2004         2,277,000
                                                                   250,0002               --         6/30/2004         3,795,000
                                                                   250,0003               --        12/31/2004         3,795,000
J. M. Saggese                Executive Vice President &             14,000             15.18         2/21/2004           212,520
                             President, Packaging &                  7,0002               --         6/30/2004           106,260
                             Industrial Products Division            7,0003               --        12/31/2004           106,260
G. J. Waydo                  Vice President                              0                --                --                --
L. O. Doza                   Former Senior Vice President                0                --                --                --
                             & Chief Financial Officer
A. L. Miller                 Senior Vice President & Chief          10,500             15.18         2/21/2004           159,390
                             Administrative Officer                  5,2502               --         6/30/2004            79,695
                                                                     5,2503               --        12/31/2004            79,695
A. S. D'Amato                Former Chairman & Chief                     0                --                --                --
                             Executive Officer
J. G. Hettinger              Former Executive Vice                       0                --                --                --
                             President & President,
                             Grocery Products Division
Executive Group                                                     78,700             15.18         2/21/2004         1,194,666
                                                                    30,0001            18.50                --           455,400
                                                                   240,000             17.75         9/27/2003         3,643,200
                                                                   150,000             14.50         1/24/2004         2,277,000
                                                                   282,2502               --         6/30/2004         4,284,555
                                                                   292,2503               --        12/31/2004         4,436,355
Non-Executive Director Group
Non-Executive Officer                                              165,700             15.18         2/21/2004         2,515,326
 Employee Group                                                     40,000             17.75         9/27/2003           607,200
                                                                    73,0002               --         6/30/2004         1,108,140
                                                                    73,0003               --        12/31/2004         1,108,140

- - --------------------------------------------------------------------------------

General Description: Unless footnoted, all grants are subject to shareholder approval of the 1994 Stock Option Plan, are non-qualified stock options which vest after 1 year from date of grant, and are exercisable for a period of ten years from date of grant. All grants to executive officers also include limited stock appreciation rights.

(1) Restricted stock vests 25% annually, or 7,500 shares for each completed year of employment beginning July 1, 1994.

(2) These grants are performance vesting options to be granted at market price on July, 1, 1994. All of the conditions contained in the general description apply and in addition, to vest, an average price of $21.50 or more must be attained for 20 consecutive trading days on the New York Stock Exchange
    (NYSE).

(3) These grants are performance vesting options to be granted at market price on January 2, 1995. All of the conditions contained in the general description apply and in addition, to vest, an average price of $25.00 or more must be attained for 20 consecutive trading days on the NYSE.
- - --------------------------------------------------------------------------------

APPROVAL OF THE 1994 MANAGEMENT INCENTIVE PLAN

The Board of Directors, believing the continued success of any company depends upon its ability to attract and retain key executives and managerial employees of better than average competence and talents, recommends the approval of the "1994 Management Incentive Plan" (the "Plan"). The Company has had incentive plans for key executives approved by the shareholders since 1969. This plan is designed to allow compliance with recent changes in the federal tax code to make payments under it deductible for tax purposes by the Company. The Plan is not intended to preclude continuation or adoption of other incentive plans for employees of the Company or its divisions or subsidiaries or to operate as a substitute for any other plan, practice or arrangement for compensation such as commissions, prizes or special awards. The following description of the principal features of the Plan is qualified by reference to the actual provisions of the Plan, as set forth in Exhibit "B" to this proxy statement.

ELIGIBLE EMPLOYEES

The Plan will be confined to corporate officers (including directors who are employees) and other key executives and managerial employees of the Company and its subsidiaries who are selected to participate. Participants in this Plan may also participate in divisions' or subsidiaries' plans subject to such restrictions as the Committee may impose.

  The selection of eligible participants for the Plan will be made, on recommendation of the chief executive officer of the Company or another officer designated by him, by the Committee on Officers' Compensation (the Committee), composed of non-employee directors who are not eligible to participate and who qualify as "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986 (the Code). It is not possible to state the number of officers and directors and other key executives who will participate in the Plan for 1994 since selection of participants rests within the discretion of the Committee.

AWARDS OF INCENTIVE COMPENSATION

The Committee may, but is not required, to provide for annual incentive awards and long-term incentive awards based on a multi-year period. The Plan provides the form of awards, if intended by the Committee, to meet the exception for performance based compensation qualified under the Code as follows:

  Annual Incentive Awards

  In advance of each calendar year or such later date permitted under regulations issued under Section 162(m) of the Code (before April 1, 1994 for the 1994 year) the Committee will establish a dollar amount of targeted pretax income from continuing operations for the Company (the standard award) and amounts of pre-tax income below which no award (the minimum award) and at which a maximum award will be paid. At the same time, the Committee will establish for each participant selected to be eligible for an annual award the percentages of his salary paid in the calendar year at the minimum, standard and maximum award levels. Should the pre-tax income of the Company fall between the minimum and maximum award amounts the award will be pro-rated in accordance with the percentages assigned to each participant.

  For example, using minimal numbers for clarity, assume that in December 1994 the Committee establishes $10,000 as the Company's targeted pre-tax income for Compensation Year 1995 with a minimum lower amount of $8,500 and a maximum amount of $11,500. Assume that, with respect to Participant A, whose annual salary is $1,000, the Committee assigns the 3 percentages of 20%, 40% and 65% for the minimum, standard and maximum awards respectively. If the Company actually earns pre-tax income in 1995 of $10,000, Participant A will receive an annual award of $400 (40% of $1,000). If pre-tax income actually is $8,500 his annual award would be at the minimum level of $200 (20% of $1,000), and if pre-tax income is actually $11,500 or more, A's annual award would be at the maximum level of $650 (65% of $1,000). If, for example, pretax income is between $8500 and $10,000, participant A would receive an award pro-rated between $200 and $400.

  The Committee has discretion under the Plan to add conditions that would reduce the amount otherwise payable.

  Long-term Incentive Awards

  Long-term incentive award cycles are three calendar years. Each year a new award cycle may begin and thus in any given year three award cycles may be in progress. Each cycle is completely independent and separate from any other cycle.

  In advance of each year or such later date permitted under regulations issued under Section 162(m) of the Code (April 1, 1994 for the 1994 year), the Committee will establish a dollar goal for earnings per share (EPS) (target award) for each of the three years of the cycle, and the percentages of those goals below which no award (minimum award) and at which the maximum award will be earned. The Committee may also include as part of a cycle an increment for the cycle as a whole. At the same time the Committee will establish for each Participant a dollar amount as a standard allocation to be earned in the cycle, the percentage of the standard allocation to be earned at minimum and maximum levels of EPS and the dollar amount of the allocation assigned to each year or other component of the cycle. The maximum award shall not exceed 150% of the standard allocation. Where the EPS is between the minimum, target and maximum the award will be prorated accordingly.

  For example let us assume that the Committee established EPS targets of $2.00, $2.20 and $2.45 for years 1, 2 and 3 respectively and a total of $6.65 and the percentages 75% and 125% for the minimum and maximum range for earnings per share.

Assume also a standard allocation of $1,000 for employee A weighted 25% for each of the three years and 25% for the cycle as a whole with a weighted allocation earning percentages of 50% at minimum and 150% at maximum.

  If earnings per share were $1.50, $2.20 and $3.15 in the three years of the cycle for a total of $6.85, the awards would be computed as follows:

YEAR 1: Since the EPS was 75%
  of target, 50% of the
  weighted allocation was
  earned                          $  125.
YEAR 2: Since the EPS target
  was achieved, the weighted
  allocation was earned           $  250.
YEAR 3: Since the EPS target
  was exceeded by more than
  125%, 150% of the weighted
  allocation was earned           $  375.
CYCLE AS A WHOLE: Since EPS
  for the three years at $6.85
  was 103% of the target of
  $6.65, the award would be
  prorated between the
  weighted and maximum
  allocation in the ratio that
  the actual EPS bears to the
  target and maximum range set
  for the EPS                     $  265.
                                  -------
Total awards for the Cycle        $1,015.

  Annual incentive awards and long-term incentive awards made under the Plan are expected to meet the exception for performance based compensation qualified under Section 162(m) of the Code. However, the Plan authorizes the Committee, in its sole discretion, to make other awards which are different in amount, form, and time of payment and subject to such other terms and conditions, if any, as the Committee may impose, subject, however, to the annual individual award limitation described below.

CERTIFICATION OF AWARD

The Plan provides that the Company's independent auditors shall report to the Committee the incentive compensation amount for each award and shall certify that each award has been computed in accord with the formula, if any, applicable to each such award. The report of the auditors is final and binding on the Committee, participants and their beneficiaries irrespective of any subsequently discovered miscalculation or error and irrespective or any subsequent audit or review by any person or tribunal.

CHANGE IN CONTROL

In case of, or in anticipation of, a change in control of the Company, as defined in the Plan, the Committee may make pro-rata interim annual and long-term awards for the year of the change, based on the lower of that year's estimated income or the prior year's actual income. If such change in control should take place soon after the end of a year, the Committee may make annual and long-term awards for the prior year based upon unaudited figures.

SELECTION OF PARTICIPANTS AND TERMS AND CONDITIONS OF AWARDS

It is presently contemplated that selection of participants for any year and the basis of participation of each will continue to be made in advance of such year by the Committee. Subject to the terms of any written commitment delivered by or on behalf of the Committee to a participant, at any time prior to the end of such year, the Committee, on recommendation of the chief executive officer of the Company or another officer designated by him, in its discretion may add or eliminate participants or change the basis of participation of any participant. At the time of making awards, the Committee may, on recommendation of the chief executive officer of the Company or any other officer designated by him, also make discretionary awards to those who had not been designated participants for the year.

  Awards may be made subject to terms and conditions such as continued service or availability, non-competition, attainment of specified performance goals, or otherwise, as the Committee may prescribe. The total amount awarded under the Plan for any year may be allocated and paid currently or deferred as the Committee may determine. The full amount available for incentive compensation awards need not be awarded.

  In no event may an annual incentive award or a long-term incentive award exceed in either case 100% of a participant's annual salary rate at the end of the last year in which the award was earned. The cap under the 1989 Plan was a combined cap of 175%. For this purpose, salary includes any amount that may be deducted in respect of a contribution to an employee plan from salary otherwise payable. The aggregate amount to be awarded under the Plan, in cash or in stock, cannot presently be determined because such awards depend, among other things, on the future profits and earnings per share of the Company.

  For any year, a participant may receive an annual award, a long-term award, or both such forms of award.

  It is contemplated that annual and long-term incentive awards will be continued. However, the continuation of the awards, including the establishment of performance objectives and the selection of participants, are matters that are in the discretion of the Committee and which, subject to the applicable provisions of the Plan, it is free to modify or discontinue in whole or in part at any time.

  Under the 1989 Plan as of December 31, 1993, 11 officers and key executives, including four of the named executive officers, are participating in the long-term performance improvement program for the 1991-1993 performance period, 17 officers and key executives, including four of the named executive officers, are participating for the 1992-1994 period, and 21 officers and key executives, including five of the named executive officers, are participating in the program for the 1993-1995 performance period. The number of officers and key executives who will participate in long-term incentive awards under the Plan may be increased or decreased in subsequent years depending on the number of executives believed by the Committee to have a significant influence on long-term performance of the Company.

FORM OF PAYMENT -- CASH AND STOCK

As under the 1989 Plan, awards are payable in cash or in Common Stock of the Company, or partly in cash and partly in such stock, as determined by the Committee, which can also authorize deferred payments, taking into consideration but not being governed by statements of preference filed by participants in advance of the year for which awards are to be made. Common Stock transferred in payment of an award may be unrestricted shares, or shares transferred subject to such restrictions as to transferability and other terms and conditions as the Committee may prescribe. As compared with the transfer of unrestricted shares, the use of restricted shares may result in a postponement or reduction of the Company's federal income tax deductions. No such use is presently contemplated. Interest equivalents, not in excess of the greater of 5% per annum or the 90-day certificate of deposit rate, with such periodic compounding of such rates, if any, as the Committee may prescribe, may be credited and paid with respect to deferred payments in cash; dividend equivalents may be credited with respect to deferred awards payable in stock, with such dividend equivalents payable either in cash or in additional Common Stock. Any interest equivalents and dividend equivalents, and amounts equivalent to increases in market value paid in respect of deferred awards, together with any expenses of administering the Plan, will not be chargeable against the incentive compensation amount. Common Stock transferred in payment of an award may be either authorized and unissued shares or treasury shares. In general, shares under the Plan will be valued for award purposes at fair market value at the time the awards are approved for payment.

  In addition to authorizing payment of awards in the above forms, the Plan, like the 1989 Plan, also authorizes deferred awards in the form of share units, each such unit representing the value, from time to time, of one share of Common Stock of the Company, with payment in respect of such units made in cash based upon the fair market value of a share of Common Stock of the Company at the time of payment.

  The Plan provides that awards payable in shares of Common Stock of the Company may be paid in the discretion of the Committee in cash on each date on which payment in shares would otherwise have been made, in an amount equal to the fair market value on each such date of the number of shares which would otherwise have been paid on such date.

  The Plan contains a feature similar to one in the 1989 Plan to the effect that the Committee is authorized in its discretion to change, with the consent of the participant if required, any deferred award outstanding under the Plan or under the 1989, 1984, 1979, 1974 or 1969 Plans to any other form of deferred award authorized by the Plan, subject to the terms and conditions applicable to awards made under the Plan. Thus, for example, share units credited to a participant under the 1989 Plan may be changed, in the discretion of the Committee and with the consent of the participant if required, to a deferred award carrying interest equivalents. The amount available for awards under the Plan will not be reduced or increased by reason of any of the foregoing changes. Approval of the Plan will constitute authorization to so change any such awards now or hereafter outstanding. The Company will reserve up to 400,000 shares of Common Stock as required for issuance pursuant to the various Management Incentive Plans.

ADMINISTRATION

The Plan will be administered by the Committee with full power and discretion to construe and interpret the Plan. No member of the Committee will be eligible to receive an incentive compensation award for any period during which he is serving on the Committee. The Committee may establish, and from time to time amend, rules and regulations of general application for the administration of the Plan.

TERM; AMENDMENT

Awards under the Plan may be made for five years, commencing with awards for 1994. The Plan permits changes to be made in the Plan by the Board of Directors during the term of the Plan, except that no change may be made which would increase the amount available for incentive compensation awards above that presently authorized by the Plan, or change the administration of the Plan by the Committee, or permit awards to be made to members of the Committee while serving as such, or materially modify the requirements as to eligibility for participation in the Plan.

EFFECT OF PLAN AND REQUIRED VOTE

If the Plan had been in effect in 1993, the results for the participants would not have differed substantially from the awards received by them under the 1989 Plan. No annual awards were earned under the 1989 Management Incentive Plan for the year 1993.

  The affirmative vote of a majority of the votes cast is required for adoption of the Plan. However, to qualify the Plan so that grants of stock to executive officers of the Company under the Plan will be "exempt transactions" pursuant to SEC Rule 16b-3, the affirmative votes of holders of a majority of the shares present or represented and entitled to vote is required. Under New Jersey law, dissenting shareholders do not have appraisal rights with respect to this proposal.

  Reference is made to the Summary Compensation table and the Long-Term Incentive Awards table for the long-term incentive awards paid and granted under the 1989 Plan during 1993.

  The Plan is being submitted to shareholders for their approval as a matter of Board policy, to comply with New York Stock Exchange listing requirements, to allow compliance with Section 162(m) of the Code and to assure continued availability of the exemption from the short-swing profit rules of federal securities legislation applicable to officers and directors. If the Plan should not be approved, the Plan will not be put into effect but the Board of Directors may make other appropriate arrangements for the payment of incentive compensation or bonus awards.

TRANSACTIONS WITH DIRECTORS,
OFFICERS OR THEIR ASSOCIATES

No Director, Executive Officer, nominee for Director or any of their associates had any material interest in any material transaction or currently proposed transaction of the Company or any of its subsidiaries during the period January 1, 1993 through April 8, 1994.

SHAREHOLDER PARTICIPATION

In the event that a shareholder wishes to submit a proposal for consideration by the shareholders of the Company at the 1995 Annual Meeting of Shareholders, in conformity with current Securities and Exchange Commission proxy regulations, any such proposal must be received by the Company's Secretary no later than December 7, 1994 in order for it to be includible in the proxy statement for the 1995 Annual Meeting.

  If a shareholder wishes to nominate a candidate to stand for election as a Director at the 1995 Annual Meeting, such nomination should be submitted, along with a description of the candidate's qualifications and relevant biographical data, to the Secretary of the Company, who will forward it to the Nominating Committee for its consideration. The By-Laws provide that such a nomination must be in writing and received by the Secretary between February 20 and March 21, 1995.

OTHER MATTERS

The Company will bear the cost of the solicitation of proxies. The firm of Morrow & Co., New York, NY has been retained to assist in the solicitation of proxies for the Annual Meeting at a fee not to exceed $15,000 plus expenses.

  The management has at this time no knowledge of any matters to be brought before the meeting other than those mentioned above. However, if any other matters come before the meeting, it is the intention of the Company that such matters be voted upon in accordance with the judgment of the Proxy Committee or such member of the Committee as may act.
                              PAUL J. JOSENHANS
                              Secretary
April 8, 1994

                                  EXHIBIT "A"

                             1994 STOCK OPTION PLAN

1. PURPOSE

  The purpose of the Plan is to cement more closely the many bonds which exist between the Company and its key employees, to give them an interest in the Company parallel to that of the shareholders, to increase their proprietary interest in the Company, to furnish an inducement for them to remain in its employ, and to assist in attracting, motivating and retaining employees who are contributing significantly, or are considered, in the opinion of the Committee, to have the potential to contribute significantly to the success of the Company or a unit of the Company.

2. ELIGIBILITY AND ADMINISTRATION

  (a) Only key employees of the Company may be granted stock options or restricted stock under the Plan. No key employee shall be disqualified to receive such an option or restricted stock merely because he is already a shareholder of the Company nor merely because he is a member of the Board of Directors of the Company. For all purposes of the Plan, the "Company" shall mean Borden, Inc.; and employees of subsidiaries shall be deemed to be employees of the Company. For the purpose of an Incentive Stock Option, a subsidiary shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of such option, each of the corporations other than the last corporation in the chain owns stock having 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain. For all other purposes of the Plan, a subsidiary shall mean a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

  (b) The key employees to whom options shall be granted and the number of shares of stock covered by each option shall be designated, by or only in accordance with the recommendations of, and the Plan shall be administered, interpreted and construed by, a duly authorized committee of not less than three members of the Board of Directors of the Company (the "Committee"), each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such rule ("Rule 16b-3"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 as amended by the Revenue Reconciliation Act of 1993 ("Section 162(m)"). Subject to the provisions of the Plan, the Committee shall have full authority to administer, interpret and construe the Plan and options granted thereunder, to determine the times when options shall be granted and the times when they may be exercised, to prescribe, amend and rescind rules and regulations of general application relating to the Plan, to determine the terms and conditions of options and provisions with reference to the effect of approved leaves of absence which, in the case of Incentive Stock Options, shall be consistent with requirements relating to Incentive Stock Options under regulations of the United States Treasury Department at the time in effect, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board of Directors of the Company (the "Board") and of the Committee under the Plan shall be final, conclusive and binding on the Company and its shareholders and upon all employees eligible to participate in the Plan and anyone claiming under or through any of them. Anything in this Plan to the contrary notwithstanding, insofar as this Plan applies to employees who are not subject to reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and who are not "covered employees" within the meaning of Section 162(m) with respect to equity securities of the Company, determinations and interpretations in individual cases can be made by, or at the direction of the Chief Executive Officer of the Company.

3. SHARES SUBJECT TO THE PLAN

  (a) The shares covered by options and restricted stock grants may be either authorized but unissued Common Stock of the Company as such stock is constituted at the time ("Common Stock"); or may be Common Stock previously issued but then held in the treasury of the Company. In the event of any change in the stock subject to restricted stock grants or being optioned under this Plan, or to options granted hereunder, through merger, consolidation, or reorganization, or in the event of any dividend to holders of such stock payable in stock of the same class or the issue to such holders of rights to subscribe to stock of the same class, or in the event of any other change in the capital structure, the Committee may make such adjustments with respect to options and restricted stock, or any provision of this Plan, as it deems equitable to prevent dilution or enlargement of restricted stock and option rights provided, however, that all adjustments made as a result of the foregoing in respect of each stock option which is granted as an Incentive Stock Option shall be made so that such stock option shall continue to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or any provision that may hereafter be enacted in lieu thereof ("Section 422"). Subject to the next preceding sentence, there shall be reserved for issuance under this Plan, six million (6,000,000) shares of which no more than 1,000,000 may be issued in the form of restricted stock.

  (b) No options, stock appreciation rights (sometimes herein referred to as "Rights" or "SARs") or shares of restricted stock shall be granted after April 30, 1999. The Plan shall continue in effect in accordance with its terms after April 30, 1999 with respect to options, SARs, and shares of restricted stock theretofore granted.

  (c) Upon the granting of any option, the Company may set aside and hold in reserve in a properly designated account an amount of stock equal to that called for by the option.

  (d) Subject to the provisions of paragraph 3(a) above, any shares subject to an option and any restricted stock granted under the Plan which terminate, are cancelled or expire for any reason unexercised or are forfeited may, except as provided in paragraph 4(h)(iii) relating to stock appreciation rights, again be made subject to an option or restricted stock grant under the Plan, provided, however, that with respect to an optionee who is subject to the provisions of
Section 16(b) of the Securities Exchange Act of 1934, the number of shares for use under the Plan for such optionee (a "Section 16 Person"), shall be in accord with any applicable requirements of Rule 16b-3.

4. FORM AND TERMS OF OPTION

  Options shall be evidenced by agreements in such form as the Committee shall approve and the granting of such options and the form of said agreements to evidence the same shall comply with and be subject to the following terms and conditions:

  (a) Form of Option. Any option granted hereunder may, but need not, be an Incentive Stock Option; provided, however, that any provision of the Plan to the contrary notwithstanding, the aggregate fair market value (determined at the time the option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under all plans of his employer corporation and its parent corporation (as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended) and subsidiaries shall not exceed $100,000. Each provision of the Plan and of each Incentive Stock Option thereunder shall be construed so that such option shall be an Incentive Stock Option and any provision thereof which cannot be so construed shall be disregarded.

  REPLACEMENT OPTION. Subject to the provisions of paragraph 4(c) below, the Committee may provide, either at the time of the grant of an option or subsequently, for the grant of a Replacement Option. Without limiting the authority of the Committee to make grants hereunder, the Committee may, but need not, include within any option agreement under this Plan or under the 1984 Plan as Amended, which shall be deemed to be so amended, a provision entitling the optionee to a further option (a "Replacement Option") in the event the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of the Company in accordance with this Plan, or the 1984 Plan as Amended, as the case may be, and the terms and conditions of the option agreement. Any such Replacement Option shall be for a number of shares equal to the number of surrendered shares, shall become exercisable in the event the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

  (b) Incentive Stock Option Defined. An Incentive Stock Option shall mean an option intended by the Company to meet the requirements of Section 422 and regulations of the Treasury Department thereunder.

  (c) Share Limitation. One individual may hold more than one option. Subject to the provisions of paragraph 3(a) above, no one individual participant may receive more than, an aggregate of 1,400,000 options during the period commencing with the effective date as defined herein in Section 7 and ending at the close of business on April 30, 1999.

  (d) Period of Exercise and Price. Options may not run for more than ten years from the date of grant and, subject to the provision of the last sentence of this paragraph 4(d), shall entitle the holder to buy shares of Common Stock to the number therein specified at fair market value, which for purposes of the Plan shall mean an amount as nearly equal to as practical but not less than 100% of the mean between the highest and lowest selling prices for Common Stock on the day such option is granted (or on such other valuation day or days as may be applicable) as reported on the consolidated trading network; provided, however, that in the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with any regulation adopted by the Treasury Department applicable to Incentive Stock Options, fair market value shall be determined by the Committee in a manner consistent with such regulations and shall mean the value as so determined. The purchase price of shares subject to any option granted under the Plan, shall be payable in U.S. funds on delivery of the certificates for the purchased stock or, if, to the extent, and on the terms and conditions specifically authorized by the option agreement, in whole shares of Common Stock or in a combination of such funds and such shares, provided that the sum of such funds and the fair market value of such shares (determined as provided above) on the date of such exercise shall be not less than the full purchase price.

  The holder may from time to time exercise his option in part and retain the remaining part for a longer period within the option term.

  Anything in this paragraph 4(d) or elsewhere in the Plan to the contrary notwithstanding, in the case of any option grant, the Committee may provide for an exercise price that varies during the term of the option but not below 100% of the mean between the highest and lowest selling prices for Common Stock on the day such option is granted (or on such other valuation day or days as may be applicable) as reported on the consolidated trading network based upon such terms, conditions, indexes and standards, if any, as the Committee may determine.1

  (e) Consideration.

          (i) No option may be exercised in whole or in part unless and until the individual to whom it was granted shall have remained in the employ of the Company for a period of time after the date of grant of such option, but not less than 12 months from the first day of the month in which the option shall have been granted except in the event of death, disability, Retirement or a Change in Control, as may have been prescribed by the Committee in its sole discretion. The Committee may, at any time, authorize, subject to such terms, conditions and limitations as the Committee may impose, an option to be exercised in whole or in part in the event that death, disability, Retirement or a Change in Control should occur less than 12 months after the date of grant of such option.

          (ii) A "Change in Control" shall be deemed to occur if and when (a) an offeror other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date

- - ---------------

  1These types of options are typically referred to as indexed or premium priced options. In either case, the option exercise price is adjusted upward after grant either based on an applicable index, such as the Standard and Poors 500 Stock Index, or other indexes or in the case of premium priced options, the exercise price is increased over time by the Committee a specified percentage or amount above the fair market value at the date of grant. In either type of option the exercise price would never be less than the fair market value on the date of grant.

     of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

          (iii) "Retirement" means (a) retirement at or after attaining age 65, and (b) retirement prior to attaining age 65, provided that the employee is entitled to receive a benefit under a retirement plan of the Company or of a subsidiary in which such employee participates, and provided, further, that the Committee, in the case of an employee subject to the provisions of
     Section 16(b) of the Securities Exchange Act of 1934, as amended and in effect at the time ("Section 16(b)"), or the Chief Executive Officer, in the case of any other employee, shall have consented to such retirement in advance thereof or subsequent thereto, with specific reference to this Plan, subject to fulfillment of any terms, conditions and limitations as the Committee or the Chief Executive Officer, as the case may be, may have imposed.

  (f) Transfer, Termination, Death, Disability and Retirement.

          (i) Any provision of the Plan to the contrary notwithstanding, any derivative security issued under the Plan (within the meaning of paragraph
     (a) (2) of SEC Rule 16b-3 as amended), including without limitation any option or stock appreciation right, shall not be transferable other than by will or the laws of descent and distribution or to a death beneficiary ("Beneficiary") designated by the optionee. Any purported transfer of a derivative security to a Beneficiary by a Section 16 Person, and any purported transfer of an Incentive Stock Option to a Beneficiary, shall be effective only if such transfer is, in the opinion of counsel to the Company, permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Notwithstanding the foregoing, a participant may transfer any option or SAR granted under this Plan, other than an Incentive Stock Option or any SAR that is linked to an Incentive Stock Option, to members of his immediate family (defined as his children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners if (and only if) the instrument evidencing such option or SAR expressly so provides (or is amended to so provide) and the participant does not receive any consideration for the transfer; provided that any such transferred option or SAR shall continue to be subject to the same terms and conditions that were applicable to such option or SAR immediately prior to its transfer (except that such transferred option or SAR shall not be further transferable by the transferee during the transferee's lifetime) and provided, further, that the foregoing provisions of this sentence shall not apply to any Section 16 Person unless and until SEC Rule 16b-3 as amended in SEC Release No. 34-28869 becomes effective with respect to the Plan. If in the opinion of counsel, should the transfer of an instrument under this Plan disqualify the instrument as an exempt performance-based instrument under Section 162(m), or should the transfer of any instrument under this Plan cause the instrument, or the Plan, to be non-exempt under Rule 16b-3, then the transfer shall not be made. Options, SARs and unvested restricted stock shall terminate or be forfeited, as the case may be, upon the grantee leaving the company except upon death, disability or Retirement provided, however, that the Committee may in its discretion provide at any time on or after the date of grant of an option granted under the Plan, while such option and any related stock appreciation right is exercisable, that if the optionee is terminated by the Company without cause within two
     (2) years following a Change in Control of the Company, the optionee shall have a period of ninety (90) days following such termination (but not beyond the expiration date of the option or SAR) within which to exercise such option or SAR unless the optionee is otherwise entitled to exercise the option or SAR for a longer period of time. The Company may at any time terminate the employment of any option holder with or without cause and, subject to the proviso in the next preceding sentence, upon such termination any such option or the unexercised portion shall be cancelled without any liability on the part of the Company.

          (ii) The holder of an option granted under the Plan may exercise his option, after Retirement or commencement of disability, subject to the terms, conditions and limitations provided in the option and in any consent by the Committee or Chief Executive Officer to retirement prior to attaining age 65, for the period specified in his option, which may not extend beyond two years following commencement of disability (whether or not he is then an employee of the Company) and the balance of the original option term following the date of Retirement; provided, however, that if the holder retires at or after attaining age 55, the Committee may in its discretion provide, at any time on or prior to such retirement, that the holder may exercise any option granted to him under the Plan, or the 1984 Plan as Amended during a specified period extending not beyond the term of the option, and the 1984 Plan as Amended shall be deemed to conform to the foregoing provisions of this sentence applicable to options granted thereunder. On the death of the option holder while he is in the employ of the Company or within two years following commencement of disability or following Retirement, while the option is exercisable, such option may be exercised, subject to the terms, conditions and limitations provided in the option, by his heirs, executors, or administrators or permitted assignees or transferees at any time within the period specified in his option but not more than one year following the date of death. In no event may an option be so exercised after the expiration of the original term thereof.

  (g) Conditions of Exercise.

          (i) No option may be exercised by the holder thereof if, at the time, the exercise of such option and the issuance of stock thereunder would be contrary to law or the regulations of any duly constituted authority having jurisdiction of the subject matter.

          (ii) Appropriate provision shall be made for all taxes the Company determines to be required to be withheld under the laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign, in connection with the exercise of any option or stock appreciation right granted under the Plan. The Committee may provide, in an option agreement or otherwise, that in the event that an optionee is required to pay to the Company any amount to be withheld for taxes in connection with the exercise of an option under the Plan, the optionee may satisfy such obligation, in whole or in part, by electing to have the Company withhold a portion of the shares of Common Stock to be received upon the exercise of the option, otherwise issuable to the optionee upon such exercise, having a value equal to the amount to be withheld (or such portion thereof as the optionee may elect). The value of the shares to be withheld shall be their fair market value on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any election by an optionee to have shares withheld under this subsection (ii) shall be subject to such terms and conditions as the Committee may specify which may include all or part of the following restrictions:

             (aa) the election shall be irrevocable;

             (bb) the election shall be subject, in whole or in part, to the approval of the Committee and to such rules as it may adopt;

             (cc) the election may not be made within six months of the date of grant of the option being exercised (except that this limitation shall not apply in the event that the death or disability of the optionee occurs prior to the expiration of such six-month period); and

             (dd) in the case of a Section 16 Person, the election must be made either (a) not less than six months prior to the Tax Date, or (b) during the period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date (a "window period").

  (h) Stock Appreciation Rights and Limited Stock Appreciation Rights.

  Stock appreciation rights and limited stock appreciation rights ("LSARs") may be granted in connection with all or any part of any stock option granted under this Plan, at the time of the grant of such option. Stock appreciation rights shall, upon their exercise, entitle the holder of the related option, to the extent unexercised, to surrender the related option, in whole or in part, and to receive a number of shares of Common Stock or cash, or a combination of such shares and cash, determined as hereinafter set forth.

  A limited stock appreciation right is a form of stock appreciation right that differs from a stock appreciation right by the fact that a limited stock appreciation right is exercisable only upon or following a Change in Control. In all other respects, LSARs shall have the same terms, provisions, and conditions that are applicable to stock appreciation rights in the Plan.

          (i) Stock appreciation rights shall be subject to such terms and conditions, not inconsistent with the Plan under which the related stock option shall have been or shall be granted, as shall from time to time be determined by the Committee and to the following terms and conditions:

             (aa) Stock appreciation rights shall in no event be exercisable except at such time or times and to the extent that the option to which they relate shall be exercisable.

             (bb) Upon exercise of a stock appreciation right, the holder thereof shall be entitled to receive such number of the shares of the Common Stock as may be authorized by the Committee, the aggregate value of which shall not exceed the amount by which the fair market value per share of such stock on the date of such exercise shall exceed the option price per share of the related option multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised. For purposes of the preceding sentence, the "fair market value per share" of Common Stock on the date of exercise of the stock appreciation right shall mean an amount as nearly equal to as practical but not more than 100% of the mean between the highest and lowest selling prices for Common Stock on the day such stock appreciation right is exercised as reported on the consolidated trading network; provided that with respect to exercises of stock appreciation rights by a Section 16 Person during a Window Period or during the thirty-day period following a Change in Control (a "Change in Control Period"), the Committee may, at any time, prescribe, by rule of general application, such other measure of fair market value per share as the Committee may, in its discretion, determine but not in excess of the highest daily mean between the highest and lowest selling prices for Common Stock during such Window Period or such Change in Control Period as reported on the consolidated trading network and, in the case of stock appreciation rights that relate to an Incentive Stock Option, not in excess of the maximum amount that may be paid under the Treasury Regulations under
        Section 422 without disqualifying such option as an Incentive Stock Option under Section 422 and provided further that any such measure of fair market value per share determined by the Committee may be used with respect to the exercise of stock appreciation rights notwithstanding that the expiration date of such Rights, though after the exercise date, is before the end of the applicable Window Period, Change in Control Period or other measuring period used. All or any part of the obligation arising out of an exercise of stock appreciation rights may be settled by the payment of cash equal to the aggregate value of the shares (or a fraction of a share) that would otherwise be delivered under the preceding provisions of this paragraph. Any provision of the Plan to the contrary notwithstanding, in the case of an exercise of stock appreciation rights by a Section 16 Person, the Committee shall have sole discretion to determine, in each case or by rule of general application or otherwise, whether such exercise shall be settled in the form of shares of Common Stock or cash, or cash and shares of such Common Stock.

             (cc) Any election by a holder of stock appreciation rights to receive cash in full or partial settlement of stock appreciation rights, as well as any exercise by him of his stock appreciation rights for such cash, shall be made only in compliance with any applicable provision of Rule 16b-3 exempting such election or exercise from the operation of
        Section 16(b).

          (ii) To the extent that a stock appreciation right shall be exercised, the stock option in connection with which such stock appreciation right shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitation as to the number of shares that may be purchased under the plan under which such option was granted.

          (iii) Following the death of the holder of an option granted under the Plan and irrespective of whether stock appreciation rights shall have been granted in connection with his option, the Company may, in its discretion, upon the request of the then holder of an exercisable option and in consideration for the surrender of such option, pay the amount by which the fair market value per share on the date of such request (determined in the manner applicable to stock appreciation rights) of the stock subject to such option shall exceed the option price per share multiplied by the number of shares as to which the request is made; provided that no such payment or surrender shall be made in respect of any Incentive Stock Option under Section 422 unless the fair market value per share of Common Stock on the date thereof (determined in accordance with the Treasury Regulations under Section 422) exceeds the option price per share and provided further that in no event shall such payment in respect of any Incentive Stock Option under Section 422 exceed the maximum amount that may be paid under the Treasury Regulations under Section 422 without disqualifying such option as an Incentive Stock Option under
     Section 422. The number of shares subject to an option so surrendered shall be charged against the maximum limitation as to the number of shares that may be purchased under the Plan.

5. RESTRICTED STOCK

  (a) Stock and Administration. Shares of restricted stock may be issued either alone or in addition to other grants under the Plan. The Committee shall determine the key employees of the Company to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the time or times within which such grants may be subject to forfeiture, and all other conditions of the grants. In addition to any other conditions or restrictions to be imposed in connection with the grant of any restricted stock, the Committee may determine to condition such grant upon the attainment of performance goals. The Committee may also require a cash payment as a condition to the receipt of any Common Stock subject to a restricted stock grant. The provisions of restricted stock grants need not be the same with respect to each recipient. Subject to the provisions of paragraph 3(a) above, shares of restricted stock previously granted, but which are forfeited pursuant to paragraph (c) of this Section 5, shall be available for future grants under the Plan.

  (b) Grants and Certificates. The prospective recipient of a grant of shares of restricted stock shall not, with respect to such grant, be deemed to have become a participant, or have any rights with respect to such grant, until and unless such recipient shall have executed an agreement or other instrument evidencing the grant and containing such terms and conditions, including for vesting or retention of the shares, as the Committee may impose and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

          (i) Each participant shall be issued a stock certificate in respect of shares of restricted stock granted under the Plan. Such certificate shall be registered in the name of the participant, and may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such grant, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Borden, Inc. 1994 Stock Option Plan and an agreement entered into between the registered owner and Borden, Inc. Copies of such Plan and agreement are on file in the offices of Borden, Inc., 180 East Broad Street, Columbus, OH 43215."

          (ii) The Committee may require that the stock certificates evidencing such shares be held in custody by the Company or an unrelated custodian until the restrictions thereon shall have lapsed, and may require, as a condition of any restricted stock grant, that the participant shall have delivered a stock power, endorsed in blank, relating to the stock covered by such grant.

  (c) Restrictions and Conditions. The shares of restricted stock granted pursuant to the Plan shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of the Plan and the grant agreements, during a period set by the Committee commencing with the date of such grant (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of restricted stock granted under the Plan. Within these limits the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

          (ii) Except as provided in paragraph (c)(i) of this Section 5, the participant shall have, with respect to the shares of restricted stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise reinvested. Certificates for shares of unrestricted stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of restricted stock.

          (iii) Subject to the provisions of paragraph (c)(iv) of this Section 5, if the participant ceases to be employed by the Company for any reason during the Restriction Period, all shares still subject to restrictions shall be forfeited by the participant and reacquired by the Company.

          (iv) In the event of a participant's retirement, disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of restricted stock.

6. AMENDMENT AND DISCONTINUANCE

  The Board of Directors may amend, from time to time, or discontinue this Plan, provided that, without the approval of the shareholders of the Company, no amendment shall be made which (a) increases the aggregate number of shares of Common Stock that may be purchased upon exercise of options or granted as restricted stock under the Plan, or increases the number of shares that may be received by any one individual pursuant to paragraph 4(c) herein, (b) permits any option to be exercised more than ten years after the date it was granted,
(c) permits any option or restricted stock to be granted after April 30, 1999,
(d) materially increases benefits accruing to participants under the Plan, or
(e) amends any provision of this paragraph 6. No amendment or discontinuance of this Plan by the Committee, the Board of Directors or the shareholders of the Company shall, without the consent of the employee, adversely affect any option or restricted stock theretofore granted to him. Subject to the foregoing and the requirements of Section 162(m), the Board may, in accordance with the recommendation of the Committee and without further action on the part of the shareholders of the Company or the consent of participants, amend the Plan, (a) to permit or facilitate qualification of options thereafter granted under the Plan as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended, and (b) to preserve the employer deduction under Section 162(m).

7. EFFECTIVE DATE

  This Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding voting stock of the Company present or represented and entitled to vote at the 1994 Annual Meeting of Shareholders or any adjournment thereof.

8. LAWS OF FOREIGN JURISDICTIONS

  The Committee may, from time to time, adopt, amend and terminate, under the Plan, such options, plans, programs or arrangements, containing terms, conditions, limitations and restrictions not inconsistent with the intent and objectives of the Plan, as it may deem necessary or desirable to make available, tax or other benefits of the laws of any foreign jurisdiction, to individuals subject thereto who are eligible key employees of the Company.

9. COMPLIANCE WITH RULE 16B-3 AND SECTION 162(M)

  With respect to employees subject to Section 16(b) or Section 162(m), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and avoid loss of the deduction referred to in paragraph (1) of Section 162(m). Anything in the Plan or elsewhere to the contrary notwithstanding, to the extent any provision of the Plan or action by the plan administrators fails to so comply or avoid the loss of such deduction, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators concerned with matters relating to employees subject to Section 16(b) and Section 162(m) respectively.

                                  EXHIBIT "B"

                         1994 MANAGEMENT INCENTIVE PLAN

1. PURPOSES

  The purposes of the Plan are (a) to provide an incentive to officers, other key executives and managerial employees of the Company, (b) to attract, motivate, and retain in the employ of the Company and its Subsidiaries individuals of outstanding competence, (c) to enable the Company to compete with other organizations offering similar arrangements, and (d) to further identify the interest of officers, other key executives and managerial employees of the Company and its Subsidiaries with those of the Company's shareholders generally.

2. INCENTIVE COMPENSATION AMOUNT

  For each Compensation Year, commencing with the calendar year 1994 and continuing through the calendar year 1998, the Incentive Compensation Amount shall be equal to the sum of the awards granted under both the annual and long-term portions of the Plan.

3. CERTIFICATION

  3.01 As soon as practicable after the end of each Compensation Year, the independent accounting firm employed by the Company as its auditors shall examine and report on the incentive compensation computation for such Compensation Year or Years. Such report shall be in all respects final and conclusive on the Company and its shareholders, the Committee, the members at any time of the Incentive Compensation Group, the Participants and their Beneficiaries, and all others who may be eligible for incentive compensation awards or to whom such awards may be made or claiming under the Plan or otherwise, and, except and to the extent amended by such auditors within six weeks after submission to the Board of Directors, shall remain final and conclusive as to the incentive compensation computation for such Compensation Year irrespective of any subsequently discovered miscalculation or error and irrespective of the results of any subsequent audit or review by the Commissioner of Internal Revenue, or as the result of the action or decision of any other agency or tribunal.

  3.02 In addition to certification of the Incentive Compensation Amount, the independent accounting firm employed by the Company shall certify that each annual and long-term award has been computed in accord with the formula, if any, applicable to such award.

  3.03 Such certification reports by the Company's auditors of the Incentive Compensation Amount and individual awards for each Compensation Year shall be directed to and delivered to the Committee on Officers' Compensation which shall then issue its certification of the results.

4. INCENTIVE COMPENSATION GROUP

  4.01 The Incentive Compensation Group for any Compensation Year shall consist of the Chief Executive Officer of the Company and, subject to the provisions of paragraph 4.02 below, such other officers and other key executives and managerial employees of the Company and its Subsidiaries as the Committee may select for such Compensation Year in the manner hereinafter provided.

  4.02 An employee selected for participation for any Compensation Year in an incentive compensation, profit participation or bonus plan of any Subsidiary, division or profit center of the Company shall not be eligible for participation in this Plan for such Compensation Year except for the period of time during such Compensation Year in which he is both a key executive or managerial employee of a Corporate Division or Subsidiary.

- - ---------------

NOTE: Unless otherwise required by the Plan, the terms capitalized in the Plan and defined in Section 14 thereof, have the meaning ascribed to such terms in such Section 14.

  4.03(a) Prior to the commencement of each Compensation Year, or such later date permitted under regulations issued under Section 162(m), the Committee shall select from the employees eligible for the Incentive Compensation Group for such Compensation Year the employees who, in addition to the Chief Executive Officer, will, in the opinion of the Committee, contribute substantially to the progress and earning power of the Company and at the time of such selection the Committee shall determine the basis for participation of each employee so selected. The selection by the Committee of such employees and its determination of the basis of participation of the members of the Incentive Compensation Group shall, except in the case of the Chief Executive Officer, be made on the recommendation of the Chief Executive Officer or on the recommendation of such other officer or officers of the Company as he may designate, but the Committee shall have full authority to act with respect to the selection and participation of all employees, including the Chief Executive Officer.

  (b) In determining the amount that any member of the Incentive Compensation Group who is or becomes a key executive or managerial employee of a Corporate Division or Subsidiary of the Company during the Compensation Year in which he is a member of the Incentive Compensation Group, may be eligible to receive under this Plan, the Committee shall take into consideration and make appropriate allowance for the amount which such member may be eligible to receive under any other incentive compensation, profit participation or bonus plan of the Corporate Division or Subsidiary of which such member is a key executive or managerial employee.

  4.04 Notwithstanding the provisions of paragraph 4.03 above, the Committee may, at any time prior to the end of a Compensation Year, on recommendation of the Chief Executive Officer or such other officer or officers of the Company as he may designate, (a) add members to the Incentive Compensation Group for such Compensation Year from among employees who have become eligible under the Plan during such Compensation Year as the result of entering the employ of the Company or a Subsidiary, promotions or otherwise, (b) eliminate members from the Incentive Compensation Group, or (c) reduce the amount of incentive compensation for any member or members for any reason deemed good and sufficient in the Committee's discretion.

  4.05 An employee shall be eligible for selection as a member of the Incentive Compensation Group for a Compensation Year only if employed by the Company or a Subsidiary on a full-time basis at the time selected.

  4.06 No member of the Committee shall, while serving on the Committee, be eligible for membership in the Incentive Compensation Group.

  4.07 A member of the Board of Directors of the Company or any committee thereof shall not be eligible for membership in the Incentive Compensation Group unless he shall also be an employee meeting the requirements of paragraph 4.05 above, but, if such an employee, he shall not be ineligible because he is such a director.

  4.08 Every member of the Committee while serving in a voting capacity, shall meet all the criteria necessary to qualify as an outside director as defined under Section 162(m).

5. AWARDS OF INCENTIVE COMPENSATION

  5.01 Subject to paragraph 5.04 below, the Committee may provide for annual incentive awards and long-term incentive awards of a multi-year nature.

  5.02(a)(i) Annual incentive awards, if any, if intended by the Committee to meet the exception for performance-based compensation qualified under Section 162(m), shall be paid under a preestablished performance goal based on the business criterion of Pretax Income of the Company. The award procedure operates as follows: In advance of each Compensation Year (except for the 1994 Compensation Year with respect to which the Committee must act prior to April 1,
1994), or such later date permitted under regulations issued under Section 162(m), the Committee will establish a dollar amount representing targeted Pretax Income for that Compensation Year. At the same time, the Committee will establish, for each Participant selected to be eligible for an annual award for that Compensation Year, three percentages. The first represents the percentage of the Participant's salary paid during that Compensation Year that the

Participant will receive as his annual award if the Company's actual Pretax Income for that Compensation Year equals the targeted Pretax Income. The second percentage, lower than the first, is the percentage of such salary that he will receive as an annual award if the Company's actual Pretax Income is a stated minimum amount, which is less than the targeted Pretax Income. The third and highest percentage, is the percentage of such salary that the Participant will receive if the Company earns at least a stated Pretax Income which is higher than the targeted Pretax Income. If the Company's actual Pretax Income is between the minimum and highest stated Pretax Income amounts, the participant will receive a prorated award.

  5.02(a)(ii) Annual incentive awards made under the Plan are expected to meet the exception for performance-based compensation qualified under Section 162(m). However, the Committee in it's sole discretion may make other awards which are different in amounts, form and time of payment, subject to paragraph 5.04 hereof and to any other terms and conditions that the Committee may impose.

  5.02(b)(i) Long-term incentive awards, if any, if intended by the Committee to meet the exception for performance-based compensation qualified under Section 162(m), shall be paid under a preestablished performance goal based on the business criterion of earnings per share ("e.p.s."). The long-term award arrangements and procedure are as follows: Each long-term award cycle shall consist of three calendar years. Each Compensation Year a new long-term award cycle begins and, while in that year, there may be up to two other cycles running from the two prior years, the calculation for each cycle shall be completely independent and separate from any other cycles running at the same time. In advance of each year, (except for the 1994 compensation year with respect to which the Committee must act prior to April 1, 1994), or such later date permitted under regulations issued under Section 162(m), as a new cycle is about to begin, the Committee establishes an e.p.s. "standard" dollar goal for each of the three years of the forthcoming cycle and percentages of the e.p.s. standard dollar goals below which no award will be earned and at which the maximum award will be earned. The Committee may also include as part of a cycle an increment of the allocation for the cycle as a whole. At the same time, the Committee will establish, for each Participant selected to be eligible for a long-term award, a dollar amount as a "standard" allocation that would be earned if the standard e.p.s. goal is attained and the percentages of the standard allocation to be earned at the lowest and highest compensable levels of e.p.s. for that year. After each year of each cycle, the actual e.p.s. achieved is compared with the "standard" e.p.s. for that year and a portion of the allocation for that cycle is credited if a stated minimum e.p.s. is earned, with the possibility of earning up to a maximum of 150% of the allocation for any cycle in which all three years of a cycle exceeded the "standard" e.p.s. If the Company's actual e.p.s. for a Compensation Year is between the minimum, the standard, and highest stated e.p.s. for such year, the Participant will receive an award prorated accordingly.

  5.02(b)(ii) Long-term incentive awards, made under the Plan are expected to meet the exception for performance-based compensation qualified under Section 162(m). However, the Committee in its sole discretion may make other awards which are different in amounts, form and time of payment, subject to paragraph
5.04 hereof and to such other terms and conditions, if any, as the Committee may impose.

  Notwithstanding the above provisions of this paragraph 5.02, the Committee may, in its discretion, reduce, or add additional conditions that would reduce, the amount of compensation otherwise payable if any performance goal and other conditions and requirements are not met.

  5.03 As promptly as practicable after receiving notice, pursuant to paragraph
3.03 above, that an incentive compensation computation is available for a Compensation Year, and individual incentive amounts have been computed, the Committee shall determine the time and form of payment of such awards as hereafter more specifically provided. At the same time, the Committee may, on recommendation of the Chief Executive Officer or such other officer or officers of the Company as he may designate, make awards of incentive compensation to employees who were eligible for the Incentive Compensation Group for such Compensation Year but who had not been selected as members of the Incentive Compensation Group during such Compensation Year pursuant to the provisions of paragraphs 4.03 and 4.04, and shall similarly determine the time and form of payment of such awards. Awards may be made either in cash, in shares of Common Stock of the Company, in Share Units, or partly in one form and partly in one or more other forms. In the case of an award in shares or Share Units, the number shall be determined by using the Fair Market Value per share of Common Stock on the date the award is approved for payment.

  5.04 In no event shall any annual incentive award, made for any Compensation Year to any Participant, exceed the lesser of 100% of the annual salary of such Participant at the Participant's final salary rate for such Compensation Year, or such other percentage of salary as the Committee may have fixed in advance of such Compensation Year. Neither shall any long-term incentive award exceed the lesser of 100% of the Participant's annual salary at his final salary rate or such other percentage of salary as the Committee may have fixed in advance of the Compensation Year. For the purpose of the Plan, including, without limitation, this paragraph 5.04, the final year of a cycle shall be deemed to be the Compensation Year of such cycle.

  5.05 If the employment of a member of the Incentive Compensation Group shall have terminated during a Compensation Year for any reason, other than for "cause", or if a member of the Incentive Compensation Group shall have been on leave of absence during any part of a Compensation Year, he, or, in the event of his death, such person or persons as the Committee, upon recommendation of the Chief Executive Officer or such officer or officers of the Company as he may designate, may in its discretion select, may (but need not) be granted such award, if any, or part thereof, but never in excess of the amount such member would have received if employed throughout the whole of such Compensation Year, on such basis, and upon such terms and conditions, if any, as the Committee may in its discretion determine.

  5.06 The reduction or elimination of an award for a Compensation Year of a member of the Incentive Compensation Group for any reason shall not serve to increase the awards for such Compensation Year to other members of the Incentive Compensation Group.

  5.07(a) Anything in paragraphs 3.01 or 5.01 above or elsewhere in the Plan to the contrary notwithstanding, but subject to Section 15 below, in the event of, or in anticipation of, a Change in Control, the Committee may, in its discretion

          (i) make pro-rata interim annual and long-term awards for the Compensation Year in which falls the Change in Control, based on a good faith calculation of a projected incentive compensation award for such Compensation Year utilizing among other things and if deemed appropriate by the Committee, the lower of the estimated financial results for such Compensation Year or the financial results for the next preceding year, and

          (ii) make annual and long-term awards for the Compensation Year next preceding the Compensation Year in which falls the Change in Control, prior to receipt of, or finalization of, the auditor's report provided for in paragraph 3.01 above, based upon the Committee's best estimate of the financial results for such Compensation Year.

  (b) For purposes of this paragraph 5.07, a "Change in Control" shall be deemed to occur if and when (i) an offeror other than the Company or a Subsidiary purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (iii) the membership of the Board changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (iv) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

6. TIME OF PAYMENT OF AWARDS

  6.01 The Committee may determine the time of payment of awards of incentive compensation by rules and regulations of general application, which may provide for payment of awards at the time such awards are made or for a class or classes of awards the payment of which shall be made, in whole or in part, to the Participant or, in the event of his death, to his Beneficiary, at a future time or times, in such installment or installments, if any, with or without interest or interest equivalents and subject to such conditions, if any, with respect to continued service or availability, non-competition or otherwise, as the Committee may prescribe.

  6.02 At the time that an employee shall be selected for participation in the Plan for any Compensation Year, or as soon as practicable thereafter, the Committee shall determine the amount, if any, of the award that may be made for such Compensation Year which shall be paid upon the making of such award and the portion of such award which shall be one of the class of awards established by the Committee pursuant to paragraph 6.01 above. If the Committee shall have failed to make such a determination in the case of any Participant for any Compensation Year, the award to such Participant shall be paid in cash at the time the award shall be made or as soon as practicable thereafter.

  6.03 In making the determination provided for in paragraph 6.02 above, the Committee may act with or without consultation with the Participant and to that end may permit Participants to indicate a preference as to the time of payment of any awards to be made to them.

7. FORM OF PAYMENT OF AWARDS

  7.01 Once awards of incentive compensation have been earned, certified and approved by the Committee for any Compensation Year they shall be paid in cash, in shares of Common Stock, partly in cash and partly in such shares of Common Stock, or in the manner provided in paragraph 7.03 or in such other manner as the Committee may in its sole discretion from time to time determine.

  7.02 Shares of Common Stock may be issued or transferred in payment of an award subject to such restrictions as to transferability and as to such requirements, if any, as to re-transfer to the Company in the event of failure to comply with obligations as to continued service or availability, non-competition or otherwise as the Committee may prescribe.

  7.03 The Committee may in its discretion direct that a Participant be contingently credited with shares of Common Stock or Share Units in payment of an award, subject to such conditions, if any, as to continued service or availability, non-competition or otherwise as the Committee may prescribe, and may provide that the equivalent of any dividends paid on an equal number of outstanding shares of Common Stock be paid to the Participant either at the time such dividends are declared and paid or at some subsequent time or times or that additional shares of Common Stock or Share Units equal to the amounts of such dividends shall be contingently credited, subject to the same conditions, if any, as those attached to delivery of the shares or payment of cash in respect of Share Units in respect of which such dividend equivalents are credited. Provided there has been compliance with any conditions attached to the delivery or payment thereof, the shares and Share Units so contingently credited shall be issued, transferred or payment in respect thereof made, to the Participant or, in the event of his death, to his Beneficiary, at such time or times and in such installments, if any, as the Committee may direct.

  7.04 Cash contingently credited in payment of any award may carry such rate of interest equivalent as the Committee may prescribe by rules and regulations of general application, which shall in no event exceed the greater of five per cent (5%) per annum computed no less often than quarter-annually, and the 90-day prime certificate of deposit rate, determined quarter-annually, in each case with such periodic compounding, if any, as the Committee may prescribe.

  7.05 In the event that the Company's obligation to pay an award for a Compensation Year shall terminate or be reduced subsequent to such Compensation Year as the result of failure to comply with requirements or conditions attached thereto, or in the event that shares are re-transferred to the Company or shares or Share Units contingently credited or dividend equivalents in respect of shares or Share Units are cancelled, the amount thereof shall not thereby become available to other members of the Incentive Compensation Group.

  7.06 Shares of Common Stock to be transferred in payment of awards of incentive compensation may be authorized but unissued shares or treasury stock or shares acquired for the purpose of the Plan. Any and all shares purchased by the Company for the purpose of the Plan, unless and until transferred pursuant to the Plan (and not re-transferred to the Company), shall be and remain the property of the Company and shall be available for any corporate purposes; and neither the Incentive Compensation Group for any Compensation Year, individually or as a group, nor any Participant or Beneficiary nor any other person claiming under or through any of them, shall have any right, title or interest in or to any such shares unless and until transferred pursuant to the Plan.

  7.07 Shares of Common Stock transferred under the Plan and shares of Common Stock or Share Units contingently credited shall, for purposes of the Plan, be valued at the Fair Market Value of such shares, as determined by the Committee in the reasonable exercise of its discretion, (a) at the date as of which such shares are transferred or payment in respect of shares or Share Units is made or at the date shares or Share Units are contingently credited, as the case may be, or (b) when deemed by the Committee to warrant it, at the date an agreement for the transfer or contingent credit of such shares or Share Units is made, as the Committee may determine.

  7.08 Payment of dividends, dividend equivalents, interest or interest equivalents in respect of awards under the Plan, amounts equal to increases or decreases in market value in respect of shares of Common Stock transferred under the Plan and amounts based on such increases or decreases in respect of Share Units, shall not be charged against the amount of any award.

  7.09 Any award payable in shares of Common Stock under the Plan may, in the discretion of the Committee, be paid in cash on each date on which payment in shares would otherwise have been made, in an amount equal to the Fair Market Value on each such date, of a number of shares equal to the number of shares of Common Stock which would otherwise have been transferred on such date.

  7.10 Anything in the Plan to the contrary notwithstanding, in the case of an award or awards of incentive compensation made in Share Units, the Committee may reduce the amount payable with respect to such Share Units (but not to an amount below the amount of such award or awards) if, and to the extent that, the Committee determines that the amount payable would be in excess of reasonable compensation.

  7.11(a) Any award deferred under the Plan or under any of the Prior Management Incentive Plans may, in the discretion of the Committee and with the consent of the affected participant if necessary, be changed into any other form of deferred award authorized by this Section 7; and any award that shall be so changed shall be subject to all the terms and conditions of the Plan. Unless the Committee shall otherwise direct, cash contingently credited in payment of an outstanding award made under any of the Prior Management Incentive Plans shall carry interest equivalents at the rate and with such periodic compounding, if any, as may be prescribed from time to time by the Committee for cash contingently credited in payment of awards under the Plan.

  (b) Any award made to an employee who is at the time of the award, or later becomes, an officer of the Company, heretofore or hereafter deferred under an incentive plan of the Company or a Subsidiary, other than under the Plan, or under any of the Prior Management Incentive Plans, may, in the discretion of the Committee and with the consent of the affected officer if necessary, be changed into any other form of deferred award authorized by this Section 7; and any award that shall be so changed shall be subject to all the terms and conditions of the Plan.

  7.12 The Company shall reserve up to 400,000 shares of Common Stock as required for issuance pursuant to the Plan and to the Prior Management Incentive Plans, provided, however, that in the event of any change in the Common Stock through merger, consolidation, or reorganization, or in the event of any dividend to holders of such stock payable in stock of the same class or the issue to such holders of rights to subscribe to stock of the same class, or in the event of any other change in the capital structure, the Committee or the Board of Directors on recommendation of the Committee may make such adjustments with respect to the number of shares reserved under this paragraph 7.12 or provided for under any other provision of this or any of the Prior Management Incentive Plans, as it deems equitable to prevent dilution or enlargement of the rights of any then or later holder of such stock.

8. ADMINISTRATION

  8.01 The Plan shall be administered by the Committee on Officers' Compensation of the Board of Directors, which shall have full power and discretion to construe and interpret the Plan. No member of the Committee shall be eligible to receive an incentive compensation award while serving on the Committee and no person shall be eligible to serve on the Committee unless he shall be a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such rule ("Rule 16b-3"), and an "outside director" within the meaning of
Section 162(m). Nothing herein shall prevent the Board from imposing additional qualifications or requirements with respect to members of the Committee.

  Anything in this Plan to the contrary notwithstanding, but subject to paragraph 15 below, insofar as this Plan applies to employees who are not subject to reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and who are not "covered employees" within the meaning of Section 162(m) with respect to equity securities of the Company, determinations and interpretations in individual cases can, if delegated by the Committee be made by, or at the direction of, the Chief Executive Officer of the Company.

  8.02 The Committee may establish and from time to time amend rules and regulations of general application for the administration of the Plan, subject to the provisions thereof, and rules for its own organization and procedure. The Committee may act or recommend by written determination instead of by affirmative vote at a meeting, provided that any written determination shall be signed by a majority of all the members of the Committee and all members of the Committee shall have been notified. The Company shall pay such compensation, if any, for the services of the members of the Committee and such of their expenses, if any, and any other expenses, of the Plan as the Board of Directors may from time to time approve.

  8.03 Any costs incidental to the administration of the Plan shall be borne by the Company.

9. CERTAIN PROVISIONS RELATING TO PARTICIPATION

  9.01 No member of the Incentive Compensation Group, no Participant, no Beneficiary, no person claiming under or through any of them, nor any other person shall have any right or interest, whether vested or otherwise, in the Plan or its continuance, or in or to the payment of any award under the Plan, whether such award be vested, contingent or otherwise, unless and until all the terms and conditions of the Plan, of any rules and regulations of the Committee thereunder, and of any instrument executed pursuant thereto, that affect such award and its payment, shall have been fully complied with as specifically provided in the Plan and the rules and regulations of the Committee thereunder. No rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature, except as may be specifically authorized by the Committee and no such rights shall be transferrable other than by will or the laws of descent and distribution. Rights may be exercised during the Participant's lifetime only by him or by his guardian or legal representative, except that a Participant may, under such rules and regulations as the Committee may establish, designate a Beneficiary to receive any unpaid portion of an award after his death.

  9.02 Neither the adoption of the Plan nor its operation shall in any way affect the right and power of the Company or any Subsidiary to dismiss or otherwise terminate the employment of any employee at any time for any reason with or without cause.

  9.03 By accepting any benefits under the Plan, each member of the Incentive Compensation Group, each Participant, each Beneficiary, and each person claiming under or through any of them, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action or decision taken or made or to be taken or made under the Plan by the Company, the Board of Directors and the Committee.

10. GENERAL PROVISIONS

  10.01 Any action taken or decision made under the respective provisions of the Plan by the Company, the Board of Directors and the Committee, arising out of or in connection with the construction, administration, interpretation or effect of the Plan, or recommendations in accordance therewith, or of any rules and regulations adopted thereunder, including, without limitation, any adjustment in the number or class of shares to be issued or transferred under the Plan as the result of a change affecting the Common Stock shall in each case lie within the Committee's discretion and shall be conclusive and binding on the Company, its Subsidiaries and its shareholders and on all members of the Incentive Compensation Group, all Participants and Beneficiaries and all persons claiming under or through any of them.

  10.02 The Board of Directors and the Committee may rely upon any information supplied to them by any officer of the Company or by the Company's independent public accountants and may rely upon the advice of such accountants and of counsel, and shall be fully protected in relying upon any such information and advice. Members of the Board of Directors who are also officers of the Company may on invitation attend the meetings of the Committee, but, unless appointed and serving as members of the Committee, shall have no vote.

  10.03 No member of the Board of Directors or of the Committee shall be liable for any act or failure to act of any other member of such Board or Committee, as the case may be, or of any officer, agent or employee, nor shall any member of the Board of Directors or of the Committee be liable for any act, or failure to act, of his own unless such act or failure to act shall have been in bad faith or grossly negligent. Any document required to be delivered to the Board of Directors or to the Committee shall be deemed to have been so delivered if and when addressed to and received by the Secretary of the Company or the Secretary of the Committee, as the case may be.

  10.04 The fact that a member of the Board of Directors shall at the time be, or shall theretofore have been or thereafter may be, a Participant or eligible to receive an incentive compensation award shall not disqualify him from taking part in and voting at any time as a director in favor of or against amendment or termination of the Plan or other matters affecting the Plan.

  10.05 Appropriate provision shall be made for any taxes that the Company determines are required to be withheld from awards of incentive compensation under the applicable laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign.

  10.06 The place of administration of the Plan shall be conclusively deemed to be within the State of Ohio, and the validity, construction, interpretation and administration of the Plan, and of any rules and regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively and solely in accordance with, the laws of the State of Ohio. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or award made or purportedly made under or in connection therewith, must be commenced shall be governed by the laws of the State of Ohio, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

11. TERM OF PLAN

  The Plan shall be in effect, and awards of incentive compensation may be made under the Plan, for each of the calendar years from 1994 to 1998, both inclusive. Unless the Plan shall be renewed, no awards of incentive compensation shall be made under the Plan for any calendar year subsequent to 1998, but as to awards made for the calendar years 1994 to 1998, both inclusive, the Plan will continue in effect in accordance with its terms.

12. OTHER COMPENSATION OR INCENTIVE ARRANGEMENTS

  The Plan is not intended as and shall not be deemed a substitute for or preclude continuance or establishment of incentive compensation, profit participation or bonus plans of Subsidiaries, divisions or profit centers of the Company or any other plan, practice or arrangement for the payment of compensation or fringe benefits, including, without limitation, commissions, prizes, suggestion or special awards, production or similar bonuses, retirement, profit sharing, group insurance, stock purchase or stock bonus plans or other bonus plans or arrangements, that may now or hereafter be in effect for employees generally or any group or class of employees, and any such plan, practice or arrangement may be continued or authorized and payment thereunder made independently of the Plan.

13. AMENDMENT OR TERMINATION

  13.01 Subject to any applicable shareholder approval requirement of law, the Plan may at any time or from time to time be amended in any respect, including, without limitation, to qualify incentive compensation awards hereunder as performance-based compensation under Section 162(m), or may at any time be terminated, by either the shareholders of the Company or by the Board of Directors, subject to the provisions of paragraphs 13.02 and 13.03 below.

  13.02 Only the shareholders of the Company may amend the provisions of the Plan so as

  (a) to increase any incentive compensation award for any Compensation Year above the amount authorized by the Plan, and any rules and regulations thereunder;

  (b) to change the provisions of paragraph 8.01 relating to the administration of the Plan;

  (c) to materially modify the requirements as to eligibility for participation in the Plan; or

  (d) to change the provisions of this Section 13.

  13.03 No amendment or termination of the Plan by either the shareholders of the Company or the Board of Directors shall, without his consent, affect any incentive compensation award theretofore made to a Participant.

14. DEFINITIONS

  Unless otherwise required by the context, the terms used in this Plan shall have the meanings set forth in this Section 14.

  BENEFICIARY: As applied to a Participant, a person or entity (including a trust or the estate of the Participant) designated with the approval of the Committee, in a written document executed by the Participant in such form as shall be approved by the Committee, to receive the unpaid balance of an award after the death of the Participant. If at the time when an unpaid balance of an award shall be or become payable at or after the death of a Participant there shall not be any living person or any entity in existence so designated, the term "Beneficiary" shall mean the legal representatives of the Participant's estate.

  BOARD OR BOARD OF DIRECTORS: The Board of Directors of the Company.

  CHANGE IN CONTROL: A change in control of the Company as defined in paragraph 5.07(b) above.

  CHIEF EXECUTIVE OFFICER: Such officer of the Company as shall at the time have been designated by the Board of Directors to serve as chief executive officer of the Company.

  COMMITTEE OR COMMITTEE ON OFFICERS' COMPENSATION: The Committee on Officers' Compensation, or any successor or substituted committee, of the Board of Directors.

  COMMON STOCK: The common stock of the Company, par value $0.625 per share, or such other class of shares or securities as may be applicable pursuant to an adjustment made under the Plan.

  COMPANY: Borden, Inc., a New Jersey corporation.

  COMPENSATION YEAR: A calendar year for which the Plan is in effect in accordance with the provisions of Section 11 above.

  CORPORATE DIVISION: Major units of Borden, Inc., as determined by the chief executive officer from time to time.

  FAIR MARKET VALUE: As applied to a specific date, the average of the highest and lowest quoted selling prices of Common Stock on sales reported for such date for New York Stock Exchange issues on the consolidated stock exchange network or, if Common Stock was not traded on such date, on the next preceding day on which the Common Stock was so traded, or such other standard as may reasonably be fixed by the Committee.

  INCENTIVE COMPENSATION AMOUNT: As applied to a Compensation Year, the aggregate amount of the awards determined for such Compensation Year, beginning in 1994 and continuing through 1998, as set forth in Section 2 of the Plan.

  INCENTIVE COMPENSATION GROUP: As applied to a Compensation Year, the employees for such Compensation Year determined pursuant to paragraph 4.01 of the Plan.

  PARTICIPANT: A member of the Incentive Compensation Group.

  PLAN: The Plan set forth in these pages. Any reference to this Plan may be made by reference to the title "1994 Management Incentive Plan" or by other suitable identification.

  PRETAX INCOME: The pretax income of the continuing operations of the Company.

  PRIOR MANAGEMENT INCENTIVE PLANS: Management incentive plans of the Company that had been approved by its shareholders, namely, the Company's 1969, 1974, 1979, 1984, and 1989 Management Incentive Plans.

  SECTION 162(m): Section 162(m) of the Internal Revenue Code of 1986 as amended by the Revenue Reconciliation Act of 1993 and as it may be further amended from time to time.

  SHARE UNIT: A unit entitling the Participant to receive at a designated time or times in the future a cash payment equal to the Fair Market Value at such time or times of one share of Common Stock.

  SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

15. COMPLIANCE WITH RULE 16B-3 AND SECTION 162(M)

  (a) With respect to employees subject to Section 16(b) of the Securities Exchange Act of 1934 as amended or Section 162(m), except to the extent that the Committee determines otherwise, transactions under the Plan are intended to, and shall, comply with all applicable conditions of Rule 16b-3 and avoid loss of the deduction referred to in paragraph (1) of Section 162(m), and every provision of the Plan shall be administered, interpreted and construed to carry out that intent. Anything in the Plan or elsewhere to the contrary notwithstanding, to the extent any provision of the Plan or action by the plan administrators fails to so comply it shall be disregarded to the extent permitted by law and deemed advisable by the plan administrators concerned with matters relating to employees subject to Section 16(b) and Section 162(m) respectively.

  (b) Notwithstanding any provision of the Plan to the contrary,

          (i) the Plan is intended to give the Committee the authority to grant incentive awards that qualify as performance-based compensation under
     Section 162(m), and if specifically authorized by the Committee incentive awards that do not so qualify. Every provision of the Plan shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded; and

          (ii) any Provision of the Plan that would prevent an incentive award that the Committee intends to qualify as performance-based compensation under Section 162(m) from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

                                  BORDEN, INC.

                          NOTICE OF ANNUAL MEETING AND
                                PROXY STATEMENT

                               ------------------

                           THE GOVERNOR MORRIS HOTEL
                                2 WHIPPANY ROAD
                          MORRISTOWN, NEW JERSEY 07960

                               ------------------

                              11:00 A.M. -- FRIDAY
                                  MAY 20, 1994

                             IF IT'S BORDEN - IT'S
                                 GOT TO BE GOOD

                              SHAREHOLDERS' PROXY

                                  BORDEN, INC.

                  180 EAST BROAD STREET, COLUMBUS, OHIO, 43215

    The undersigned hereby appoints ERVIN R. SHAMES, ALLAN L. MILLER and PAUL J. JOSENHANS, or the one of them who acts, the proxy or proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of BORDEN, INC. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 20, 1994, at 11:00 A.M. at the Governor Morris Hotel, Two Whippany Road, Morristown, N.J., and any adjournments thereof, on the election of Directors, the ratification of the selection of independent auditors, two additional Board proposals and such other business as may properly come before the meeting.

    THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS AS MAY BE GIVEN ON THE REVERSE SIDE OF THIS PROXY CARD. IT IS UNDERSTOOD, HOWEVER, THAT THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS AND THE TWO ADDITIONAL BOARD PROPOSALS UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED. THE SPACES FOR YOUR VOTES AND SIGNATURE ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                        (Continued, and to be signed and dated, on reverse side)

- - ------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 THROUGH 4
          ------------------------------------------------------------

 1. Election of directors--Nominees: Frederick E. Hennig, Wilbert J. LeMelle, Robert P. Luciano, H. Barclay Morley, John E. Sexton, Ervin R. Shames, Patricia Carry Stewart and Frank J. Tasco.

                    FOR X       WITHHELD X       EXCEPTIONS* X

    Exceptions.................................................................

    ...........................................................................

    *(MARK THE EXCEPTIONS BOX AND STRIKE OUT THAT NOMINEE'S NAME.)

 2. Ratification of selection of independent auditors.

                      FOR X       AGAINST X       ABSTAIN X
- - ------------------------------------------------------------

- - ------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 THROUGH 4
          ------------------------------------------------------------

 3. Adoption of the Company's 1994 Stock Option Plan.

                      FOR X       AGAINST X       ABSTAIN X

 4. Adoption of the Company's 1994 Management Incentive Plan.

                      FOR X       AGAINST X       ABSTAIN X

 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
- - ------------------------------------------------------------
- - ------------------------------------------------------------
         I WILL ATTEND IN
         PERSON.               X
- - ------------------------------------------------------------

                                              PROXY DEPARTMENT
                                              NEW YORK, N.Y. 10203-0065

                                              Please sign exactly as name
                                              appears on left. Joint owners
                                              should each sign. Trustees,
                                              Executors, etc. should indicate
                                              capacity in which they are
                                              signing.

                                              DATED:                      , 1994

                                                          Signature

                                                          Signature
PLEASE SIGN, DATE AND RETURN CARD PROMPTLY USING THE ENCLOSED ENVELOPE.